UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2020

Date of reporting period:	November 1, 2019 — October 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Income Fund

Annual report
10 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PINCX

Putnam
Income
Fund

Annual report
10 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 8, 2020

Dear Fellow Shareholder:

As we reach the end of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, indicating optimism that successful vaccines will be approved by early 2021. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. While these are challenging times, we believe Putnam has adjusted well to operating amid the pandemic, and continues to make progress on pursuing the benefits of greater diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

Since Putnam Income Fund’s launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund’s goal has remained constant: pursuing high current income and prudent risk management.

The fund’s management team has an average of more than 20 years of industry experience.

In pursuit of the fund’s investment goal, the management team seeks to balance the sources of risk and return in the portfolio. They pursue this strategy by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

2 Income Fund

The end of an era?

For more than 35 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

Source: Federal Reserve data as of 10/31/20. Past performance is not indicative of future results.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/20. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 18.

4 Income Fund

Mike, what was the fund’s investment environment like during the reporting period?

Early on, it was a favorable environment for risk assets, aided by U.S. Federal Reserve [Fed] interest-rate cuts and a phase-one trade agreement between United States and China. Cracks began to appear in the benign backdrop early in the new year, however, leading to an eventual collapse in March. Intensifying investor anxiety about the COVID-19 outbreak sparked a global sell-off in risk assets. The pandemic quickly developed into an economic crisis that led to unprecedented measures from government policy makers. Also, a poorly timed dispute between Russia and Saudi Arabia over oil production levels pushed crude prices steadily lower until the end of April, further unnerving market participants.

Early in the crisis, the Fed quickly slashed its policy rate to near zero. Risk assets began to rebound in late March on hopes that massive government stimulus efforts would be enough to offset the near-term economic fallout from the pandemic.

After a moderate pullback in early May, risk assets generally rose through August amid

Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/20. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

positive developments on a potential vaccine, negotiations for additional economic relief, and corporate earnings that came in above consensus expectations. These factors boosted sentiment in the face of heightening U.S.–China tensions and rising COVID-19 case counts across parts of the globe.

The market environment weakened moderately late in the period, partly due to increased global economic concerns stemming from an upsurge in virus cases in Europe. Fading hope for another U.S. stimulus package and uncertainty surrounding U.S. elections also weighed on investor sentiment.

Credit spreads tightened during the second half of the period, recovering from an extreme widening amid March’s market turmoil. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.] Meanwhile, interest rates declined sharply. For example, the yield on the benchmark 10-year U.S. Treasury reached a period high of 1.94% in November 2019 but finished the period at 0.88%.

The fund produced a solid gain for the reporting period but lagged both its benchmark and the average return of its Lipper peer group. Which holdings and strategies weighed on relative performance?

Mortgage-credit investments were the primary detractor versus the benchmark. Specifically, exposure to commercial mortgage-backed securities [CMBS] — both cash bonds and synthetic exposure via CMBX — performed poorly for most of the period as spreads widened substantially. By way of explanation, CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year.

6 Income Fund

Early in the period, strong investor demand and buying to cover short positions aided CMBX. The tide turned in March, however, as investors worried that the pandemic would severely impact cash flows in various segments of the commercial real estate market. Public health policies that curtailed shopping and travel for millions of people constrained the revenues for many malls and travel destinations. Unlike other risk sectors, the CMBS supply/demand backdrop remained subdued well into May. This was partly because the majority of credit-sensitive CMBS did not directly benefit from the bond-purchase programs launched by the Fed. As of period-end, there was still considerable uncertainty regarding the ultimate impact of COVID-19 on the commercial property market.

What about contributors?

Strategies targeting prepayment risk helped the most versus the benchmark for the 12-month period, driven by our mortgage-basis positioning. This strategy seeks to exploit the yield differential between 30-year agency pass-throughs and 30-year U.S. Treasuries. Shifting from a short to a long position around the time that the Fed launched its series of borrower-friendly programs proved beneficial. The strategy added value as spreads on agency pass-throughs gradually tightened from April through the end of the period [meaning their prices rose relative to Treasuries].

The fund’s interest-rate and yield-curve strategy also meaningfully contributed. We made tactical adjustments throughout the period to manage the fund’s positioning during periods of interest-rate volatility.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks, and to gain access to specific areas of the market. We employed bond futures and interest-rate swaps

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund 7

to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. Additionally, we utilized options to isolate the prepayment risks associated with our holdings of collateralized mortgage obligations and to help manage the downside risk of these positions.

What is your near-term outlook and how have you positioned the fund in light of this outlook?

Although we expect intervals of rapid growth, we believe it will take an extended period of time for the global economy to fully recover from the damage inflicted by the mobility restrictions implemented to curb COVID-19. Also, we think renewed virus outbreaks are likely to constrain the service sector and limit growth.

We think measures by the Fed and other central banks to shore up marketplace liquidity amid the COVID-19 crisis may keep U.S. interest rates range bound for an extended period of time. As a result, we currently expect to keep the fund’s duration relatively close to that of its benchmark. In our view, having a duration greater than the benchmark [greater interest-rate sensitivity] in the current environment is not an effective hedge against credit risk within the portfolio.

We have a relatively positive medium-term outlook for corporate credit. While acknowledging the ongoing risks associated with COVID-19, we believe there are factors that will be supportive for the U.S. corporate credit market. These include demand for comparatively higher yields in the face of much lower yields globally. In addition, the central bank has, so far, invested only a small portion of the $750 billion earmarked for corporate debt purchases. However, awareness that the Fed stands ready to step in if needed has provided an important boost to market sentiment, in our view.

Despite the continuing uncertainty facing the CMBS market, we believe borrowers with access to capital will continue to make investments in properties that were performing well before the pandemic hampered their revenue streams. During the second half of the period, we began to see some improvement in higher-rated CMBS cash bonds. We continue to have conviction in the fund’s CMBX positions, which we believe fairly compensate investors for current risk levels.

Within residential mortgage credit, we believe the agency credit-risk transfer sector directly benefits from the efforts of the federal government, as well as government-sponsored enterprises such as Fannie Mae and Freddie Mac, to keep people in their homes. We also believe the dislocations that occurred in March have been mitigated by U.S. monetary and fiscal policy and the gradual reopening of the economy. Consequently, we continue to find value across numerous segments of the residential mortgage-backed market.

In prepayment-sensitive areas of the market, despite a recent increase in refinancing activity leading to faster prepayment speeds on underlying securities, we continue to find value in agency interest-only [IO] collateralized mortgage obligations and inverse IOs backed by jumbo loans and more seasoned collateral. We also believe IO securities structured from reverse mortgages continue to offer value. Overall, we view prepayment-related opportunities as attractive sources of diversification for the fund.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment

8 Income Fund

strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk and had maintained a stable dividend since July 2016. During the 12-month reporting period, however, the fund reduced its monthly distribution rate per class A share three times, from $0.020 to $0.018 in December 2019, then further reductions to $0.014 in April 2020 and $0.012 in August 2020. These decreases were deemed necessary due to falling interest rates and a higher cash allocation in the fund’s portfolio. Similar reductions were made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/54)
Before sales charge	7.38%	53.50%	4.38%	25.29%	4.61%	17.54%	5.54%	4.80%
After sales charge	7.32	47.36	3.95	20.28	3.76	12.84	4.11	0.61
Class B (3/1/93)
Before CDSC	7.25	44.63	3.76	20.58	3.81	14.89	4.74	3.96
After CDSC	7.25	44.63	3.76	18.58	3.47	11.89	3.82	–1.04
Class C (7/26/99)
Before CDSC	7.26	42.32	3.59	20.66	3.83	14.83	4.72	3.95
After CDSC	7.26	42.32	3.59	20.66	3.83	14.83	4.72	2.95
Class M (12/14/94)
Before sales charge	6.97	49.64	4.11	23.81	4.36	16.73	5.29	4.57
After sales charge	6.91	44.77	3.77	19.79	3.68	12.93	4.14	1.17
Class R (1/21/03)
Net asset value	7.12	49.68	4.12	23.82	4.37	16.77	5.30	4.46
Class R5 (7/2/12)
Net asset value	7.49	57.74	4.66	27.09	4.91	18.52	5.83	5.09
Class R6 (7/2/12)
Net asset value	7.50	58.72	4.73	27.50	4.98	18.74	5.89	5.06
Class Y (6/16/94)
Net asset value	7.49	57.24	4.63	26.87	4.87	18.46	5.81	4.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

10 Income Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays U.S.
Aggregate Bond Index	—†	41.77%	3.55%	22.14%	4.08%	15.98%	5.06%	6.19%
Lipper Core Bond Funds
category average*	—†	41.93	3.55	21.86	4.03	15.16	4.81	6.22

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/20, there were 509, 466, 412, and 313 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,463 and $14,232, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,477. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $14,968, $15,774, $15,872, and $15,724, respectively.

Income Fund 11

Fund price and distribution information For the 12-month period ended 10/31/20

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.063752		$0.011752	$0.011752	$0.047752		$0.046752	$0.087752	$0.087752	$0.080752
Capital gains
Long-term
gains	0.058000		0.058000	0.058000	0.058000		0.058000	0.058000	0.058000	0.058000
Short-term
gains	0.156248		0.156248	0.156248	0.156248		0.156248	0.156248	0.156248	0.156248
Total	$0.278000		$0.226000	$0.226000	$0.262000		$0.261000	$0.302000	$0.302000	$0.295000
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/19	$7.25	$7.55	$7.16	$7.18	$7.03	$7.27	$7.18	$7.33	$7.38	$7.38
10/31/20	7.31	7.61	7.21	7.23	7.08	7.32	7.23	7.39	7.44	7.44
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	1.97%	1.89%	1.33%	1.33%	1.86%	1.80%	1.83%	2.27%	2.26%	2.10%
Current
30-day
SEC yield
(with expense
limitation)[2,3]	N/A	2.01	1.35	1.35	N/A	1.79	1.85	2.37	2.44	2.35
Current
30-day
SEC yield
(without
expense
limitation)[3]	N/A	1.91	1.25	1.25	N/A	1.68	1.74	2.26	2.34	2.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/54)
Before sales charge	7.40%	53.62%	4.39%	25.51%	4.65%	18.01%	5.68%	5.21%
After sales charge	7.33	47.48	3.96	20.49	3.80	13.29	4.25	1.00
Class B (3/1/93)
Before CDSC	7.26	44.76	3.77	20.96	3.88	15.51	4.92	4.49
After CDSC	7.26	44.76	3.77	18.96	3.53	12.51	4.01	–0.51
Class C (7/26/99)
Before CDSC	7.27	42.62	3.61	20.87	3.86	15.45	4.91	4.48
After CDSC	7.27	42.62	3.61	20.87	3.86	15.45	4.91	3.48
Class M (12/14/94)
Before sales charge	6.98	49.76	4.12	23.86	4.37	17.21	5.43	4.98
After sales charge	6.92	44.89	3.78	19.83	3.68	13.40	4.28	1.57
Class R (1/21/03)
Net asset value	7.13	50.01	4.14	24.04	4.40	17.23	5.44	4.99
Class R5 (7/2/12)
Net asset value	7.51	58.06	4.68	27.49	4.98	19.15	6.01	5.63
Class R6 (7/2/12)
Net asset value	7.52	59.04	4.75	27.90	5.04	19.37	6.08	5.60
Class Y (6/16/94)
Net asset value	7.50	57.58	4.65	27.09	4.91	19.08	5.99	5.51

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Income Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal
year ended 10/31/19*	0.74%	1.49%	1.49%	0.99%	0.99%	0.45%	0.38%	0.49%
Total annual operating
expenses for the fiscal year
ended 10/31/19	0.85%	1.60%	1.60%	1.10%	1.10%	0.56%	0.49%	0.60%
Annualized expense ratio
for the six-month period
ended 10/31/20†	0.73%	1.48%	1.48%	0.98%	0.98%	0.45%	0.38%	0.48%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through February 28, 2021. This obligation may be modified or discontinued only with approval of the Board of Trustees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/20 to 10/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.73	$7.55	$7.55	$5.01	$5.00	$2.30	$1.94	$2.45
Ending value (after expenses)	$1,033.40	$1,028.70	$1,028.60	$1,031.80	$1,031.20	$1,033.30	$1,033.00	$1,032.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/20, use the following calculation method. To find the value of your investment on 5/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.71	$7.51	$7.51	$4.98	$4.98	$2.29	$1.93	$2.44
Ending value (after expenses)	$1,021.47	$1,017.70	$1,017.70	$1,020.21	$1,020.21	$1,022.87	$1,023.23	$1,022.72

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Income Fund 15

Consider these risks before investing

Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). The fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

16 Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares (excluding those purchased from Japanese distributors) are no longer available for purchase and converted automatically to class A shares.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

Income Fund 17

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18 Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2020, Putnam employees had approximately $487,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract

Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

Income Fund 21

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2022. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.33% of its average net assets through at least February 28, 2022. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

22 Income Fund

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing

Income Fund 23

mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Core Bond Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the one-year and three-year periods ended December 31, 2019, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2019, there were 514, 454 and 391 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle

24 Income Fund

of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26 Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Income Fund (the “Fund”) as of October 31, 2020, the related statement of operations and changes in net assets for the year ended October 31, 2020, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations, changes in its net assets and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 11, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

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The fund’s portfolio 10/31/20

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (102.1%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.5%)
Government National Mortgage Association (1 YR WSJ LIBOR + 1.49%),
3.469%, 12/20/68	$1,694,204	$1,812,440
Government National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/15/31 to 10/15/31	110,251	127,657
6.00%, with due dates from 12/20/48 to 4/20/49	793,590	883,421
5.50%, with due dates from 1/20/49 to 11/20/49	3,449,137	3,951,923
5.00%, with due dates from 6/15/40 to 3/20/50	13,954,678	15,569,618
4.70%, with due dates from 6/20/65 to 8/20/67	1,131,863	1,307,200
4.68%, 6/20/65	99,098	110,858
4.668%, 5/20/65	245,977	272,319
4.66%, 9/20/65	232,015	256,996
4.624%, 6/20/65	41,892	45,736
4.616%, 6/20/67	780,426	894,078
4.572%, 5/20/65	45,914	51,106
4.511%, 3/20/67	1,158,823	1,327,682
4.505%, 8/20/65	60,224	66,195
4.50%, TBA, 11/1/50	8,000,000	8,582,500
4.50%, with due dates from 5/20/44 to 1/20/50	6,208,213	6,982,880
4.49%, 6/20/65	36,290	40,633
4.484%, 5/20/65	904,893	1,001,909
4.468%, 5/20/65	64,010	70,371
4.405%, 6/20/65	28,101	31,277
4.326%, 5/20/67	347,345	402,200
4.00%, TBA, 11/1/50	36,000,000	38,290,781
4.00%, with due dates from 2/20/48 to 3/20/50	8,268,129	9,116,806
3.50%, TBA, 11/1/50	44,000,000	46,371,873
3.50%, with due dates from 11/15/42 to 3/20/50	28,872,704	31,787,637
3.00%, TBA, 11/1/50	3,000,000	3,131,016
3.00%, with due dates from 3/20/43 to 2/20/50	3,811,251	4,141,631
		176,628,743
U.S. Government Agency Mortgage Obligations (97.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, with due dates from 3/1/41 to 6/1/49	324,085	370,152
4.50%, with due dates from 7/1/44 to 11/1/49	1,077,055	1,207,481
4.00%, with due dates from 12/1/44 to 7/1/49	6,588,691	7,259,434
3.50%, with due dates from 4/1/42 to 11/1/47	5,809,459	6,257,810
3.00%, 10/1/46	2,419,796	2,594,773
2.50%, 4/1/43	554,399	582,725
Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 2/1/36 to 5/1/41	2,356,249	2,813,490
5.50%, with due dates from 1/1/33 to 2/1/35	390,225	451,478
5.00%, with due dates from 3/1/40 to 8/1/49	5,369,563	6,008,041
4.50%, with due dates from 7/1/44 to 11/1/49	5,856,497	6,470,182
4.00%, 1/1/57	6,181,594	6,936,412
4.00%, with due dates from 8/1/44 to 11/1/49	7,328,911	8,080,387
3.50%, 9/1/57	9,830,394	10,872,429
3.50%, with due dates from 5/1/56 to 6/1/56	4,165,974	4,658,211

28 Income Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (102.1%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3.50%, with due dates from 5/1/42 to 2/1/47	$10,695,686	$11,622,311
3.50%, 6/1/31	477,456	520,462
3.00%, with due dates from 9/1/42 to 3/1/47	14,593,295	15,890,960
2.50%, 12/1/47	4,398,911	4,623,666
2.00%, 10/1/50 ##	806,412	831,899
Uniform Mortgage-Backed Securities
6.00%, TBA, 11/1/50	2,000,000	2,235,312
4.50%, TBA, 11/1/50	23,000,000	24,872,342
4.00%, TBA, 12/1/50	47,000,000	50,207,383
4.00%, TBA, 11/1/50	99,000,000	105,709,566
3.50%, TBA, 12/1/50	145,000,000	153,173,244
3.50%, TBA, 11/1/50	290,000,000	306,199,226
2.50%, TBA, 12/1/50	1,000,000	1,040,391
2.50%, TBA, 11/1/50	554,000,000	577,285,285
2.00%, TBA, 12/1/50	772,000,000	794,315,586
2.00%, TBA, 11/1/50	1,227,000,000	1,265,439,579
1.50%, TBA, 12/1/50	221,000,000	222,018,677
1.50%, TBA, 11/1/50	221,000,000	222,484,855
		3,823,033,749
Total U.S. government and agency mortgage obligations (cost $3,988,119,770)		$3,999,662,492

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)*	amount	Value
Agency collateralized mortgage obligations (13.7%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 25.196%, 4/15/37	$443,772	$820,979
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR)
+ 24.42%), 23.876%, 5/15/35	59,959	98,932
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 21.785%, 12/15/36	130,767	213,150
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 19.415%, 3/15/35	309,472	433,261
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 16.566%, 6/15/34	159,386	194,451
REMICs IFB Ser. 4738, Class QS, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.052%, 12/15/47	25,849,765	4,685,652
REMICs IFB Ser. 4461, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.052%, 4/15/45	18,955,868	4,214,871
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.952%, 8/15/56	23,651,672	5,983,163
REMICs IFB Ser. 4596, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.952%, 6/15/46	18,166,248	3,543,145
REMICs IFB Ser. 4077, Class HS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.952%, 7/15/42	11,829,951	2,180,390
REMICs IFB Ser. 4912, Class PS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.902%, 9/25/49	18,684,253	2,396,941
REMICs IFB Ser. 4839, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.902%, 6/15/42	23,797,042	2,702,115

Income Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
5.852%, 5/15/41	$756,834	$832,937
REMICs Ser. 4973, Class BI, IO, 4.50%, 5/25/50	50,405,929	8,382,002
REMICs Ser. 4132, Class IP, IO, 4.50%, 11/15/42	2,646,615	264,662
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,285,172	156,778
REMICs Ser. 4018, Class DI, IO, 4.50%, 7/15/41	1,052,705	86,310
REMICs Ser. 3707, Class PI, IO, 4.50%, 7/15/25	78,100	358
REMICs Ser. 5019, Class MI, IO, 4.00%, 10/25/50	78,016,103	10,075,702
REMICs Ser. 5024, Class EI, IO, 4.00%, 10/25/50	174,985,593	20,973,301
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	7,310,318	703,441
REMICs Ser. 4500, Class GI, IO, 4.00%, 8/15/45	5,767,571	682,880
REMICs Ser. 4165, Class AI, IO, 3.50%, 2/15/43	5,475,327	653,180
REMICs Ser. 5007, Class IP, IO, 3.00%, 7/25/50	55,569,595	8,074,062
REMICs Ser. 4182, Class GI, IO, 3.00%, 1/15/43	7,320,973	297,308
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	3,316,464	338,872
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	7,142,931	565,863
REMICs Ser. 4176, Class DI, IO, 3.00%, 12/15/42	9,040,056	850,092
REMICs Ser. 4171, Class NI, IO, 3.00%, 6/15/42	4,942,318	389,277
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	2,674,957	169,592
REMICs Ser. 4201, Class JI, IO, 3.00%, 12/15/41	6,421,935	307,252
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	3,431,205	197,723
REMICs Ser. 4004, IO, 3.00%, 3/15/26	1,515,799	30,316
REMICs Ser. 3835, Class FO, PO, zero %, 4/15/41	2,945,187	2,793,486
REMICs Ser. 3369, Class BO, PO, zero %, 9/15/37	6,979	6,351
REMICs Ser. 3391, PO, zero %, 4/15/37	67,264	62,891
REMICs Ser. 3300, PO, zero %, 2/15/37	81,166	75,890
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	3,482	3,308
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	12,093	11,368
REMICs Ser. 3210, PO, zero %, 5/15/36	10,524	10,208
REMICs Ser. 3326, Class WF, zero %, 10/15/35	10,749	9,680
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	13,381	12,043
Strips Ser. 315, PO, zero %, 9/15/43	10,138,927	9,285,450
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 39.005%, 7/25/36	214,748	412,317
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 24.019%, 3/25/36	211,809	379,808
REMICs IFB Ser. 05-122, Class SE, ((-3.5 x 1 Month US LIBOR)
+ 23.10%), 22.578%, 11/25/35	254,819	372,036
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 19.802%, 8/25/35	94,726	133,170
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 19.661%, 12/25/35	252,152	365,620
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 17.006%, 11/25/34	32,390	38,869
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
12.602%, 5/25/40	371,709	453,485

30 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 15-66, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 6.101%, 9/25/45	$25,016,678	$4,996,581
REMICs IFB Ser. 14-87, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 6.101%, 1/25/45	17,264,478	3,485,353
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.051%, 6/25/48	49,105,205	7,304,399
REMICs IFB Ser. 18-29, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.051%, 5/25/48	24,549,726	3,651,772
REMICs IFB Ser. 18-1, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 6.001%, 2/25/48	15,077,135	2,223,877
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 6.001%, 1/25/48	23,376,496	4,864,866
REMICs IFB Ser. 19-3, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.951%, 2/25/49	27,776,698	5,710,611
REMICs IFB Ser. 18-94, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.951%, 1/25/49	11,287,570	1,418,001
REMICs IFB Ser. 16-91, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.951%, 12/25/46	20,642,750	4,136,601
REMICs FRB Ser. 20-12, Class SK, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.901%, 3/25/50	58,615,689	12,347,981
REMICs IFB Ser. 19-59, Class SD, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.901%, 10/25/49	25,353,011	4,482,750
REMICs IFB Ser. 16-8, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.901%, 3/25/46	43,607,848	7,395,154
REMICs FRB Ser. 19-74, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 5.851%, 12/25/49	60,345,105	9,080,427
REMICs IFB Ser. 19-71, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 5.851%, 11/25/49	10,561,172	2,862,395
REMICs IFB Ser. 19-57, Class LS, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 5.851%, 10/25/49	41,893,499	6,890,864
REMICs Ser. 15-33, Class AI, IO, 5.00%, 6/25/45	18,618,995	3,218,860
Interest Strip Ser. 409, Class C24, IO, 4.50%, 4/25/42	8,438,849	1,308,615
REMICs Ser. 18-3, Class AI, IO, 4.50%, 12/25/47	18,036,676	2,504,753
REMICs Ser. 17-87, Class IA, IO, 4.50%, 11/25/47	36,250,145	4,939,082
REMICs Ser. 17-72, Class ID, IO, 4.50%, 9/25/47	28,843,916	3,980,749
REMICs Ser. 15-3, Class BI, IO, 4.00%, 3/25/44	2,805,523	91,771
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	7,751,338	950,461
REMICs Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	6,939,506	669,437
REMICs Ser. 12-62, Class EI, IO, 4.00%, 4/25/41	3,686,426	207,640
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	3,694,177	233,148
REMICs Ser. 17-12, IO, 3.50%, 3/25/47	8,765,273	639,832
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	7,467,491	488,413
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	2,311,050	262,411
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	3,652,154	294,314
REMICs Ser. 12-128, Class QI, IO, 3.50%, 6/25/42	5,008,764	407,109
REMICs Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	3,384,514	25,330
REMICs Ser. 14-20, Class IA, IO, 3.50%, 7/25/39	3,116,619	50,474
REMICs Ser. 20-68, Class LI, IO, 3.00%, 10/25/50	71,262,052	9,666,555
REMICs Ser. 20-60, Class CI, IO, 3.00%, 9/25/50	115,370,021	17,097,837

Income Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	$2,552,968	$209,566
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	3,800,143	342,735
REMICs Ser. 12-144, Class KI, IO, 3.00%, 11/25/42	4,336,903	233,659
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,938,698	91,921
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	2,925,139	134,052
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	5,045,080	194,180
REMICs Ser. 13-67, Class IP, IO, 3.00%, 2/25/42	3,455,056	117,099
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	1,168,313	33,380
REMICs Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	1,338,435	44,199
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	7,833,360	230,567
REMICs FRB Ser. 01-50, Class B1, IO, 0.387%, 10/25/41 W	225,631	1,015
Trust FRB Ser. 05-W4, Class 1A, IO, 0.063%, 8/25/45 W	65,334	82
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	104,142	86,438
REMICs Ser. 07-64, Class LO, PO, zero %, 7/25/37	11,644	11,436
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	71,492	66,487
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	7,339	6,605
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	7,747	7,127
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	7,082	6,657
Government National Mortgage Association
IFB Ser. 10-9, Class YD, IO, ((-1 x 1 Month US LIBOR) + 6.80%),
6.654%, 1/16/40	13,912,786	2,895,153
FRB Ser. 20-112, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.30%),
6.149%, 8/20/50	49,740,294	11,517,862
IFB Ser. 20-142, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.30%),
6.149%, 9/20/50	41,369,155	10,111,201
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
6.099%, 7/20/48	10,774,398	1,735,648
IFB Ser. 14-131, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.054%, 9/16/44	12,233,463	3,546,675
IFB Ser. 12-149, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.049%, 12/20/42	16,125,365	3,315,697
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	7,094,412	1,090,198
IFB Ser. 19-123, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.999%, 10/20/49	47,703,079	6,485,172
IFB Ser. 18-168, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.999%, 12/20/48	38,275,259	7,221,577
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.999%, 9/20/43	1,272,694	257,326
IFB Ser. 18-148, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.954%, 2/16/46	19,819,808	4,050,206
IFB Ser. 20-32, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.949%, 3/20/50	42,670,935	6,279,216
IFB Ser. 20-11, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.949%, 1/20/50	94,195,217	13,750,618
IFB Ser. 19-83, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.949%, 7/20/49	33,053,497	4,846,965
IFB Ser. 19-83, Class SW, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.949%, 7/20/49	35,369,510	5,806,966

32 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 19-65, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.949%, 5/20/49	$13,579,602	$2,618,826
IFB Ser. 19-20, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.949%, 2/20/49	32,596,720	6,381,962
IFB Ser. 18-155, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.949%, 11/20/48	26,686,406	3,678,241
IFB Ser. 19-119, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.904%, 9/16/49	26,690,484	6,729,363
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 2/20/50	3,009,227	335,713
IFB Ser. 20-18, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 2/20/50	98,916,871	18,009,122
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 10/20/49	5,459,991	1,540,766
IFB Ser. 20-34, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 10/20/49	53,131,700	6,759,500
IFB Ser. 19-108, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 8/20/49	30,881,321	4,811,310
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 8/20/49	5,319,663	696,637
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 6/20/49	14,207,301	1,610,938
IFB Ser. 19-44, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 4/20/49	22,072,190	2,984,999
IFB Ser. 19-30, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 3/20/49	34,710,243	5,711,053
IFB Ser. 19-21, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.899%, 2/20/49	21,485,376	3,061,666
FRB Ser. 20-47, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.00%),
5.849%, 2/20/49	72,488,410	13,710,458
IFB Ser. 19-121, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%),
5.849%, 10/20/49	3,761,135	1,023,025
IFB Ser. 10-31, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%),
5.599%, 3/20/40	20,340,172	3,688,283
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	255,641	31,830
Ser. 15-69, IO, 5.00%, 5/20/45	10,264,909	1,825,203
Ser. 14-180, IO, 5.00%, 12/20/44	13,486,485	2,457,103
Ser. 14-76, IO, 5.00%, 5/20/44	3,630,111	597,319
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,661,486	294,914
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	18,642	1,608
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	1,124,620	198,193
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	10,088,268	1,863,202
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	4,754,287	843,506
Ser. 19-83, IO, 4.50%, 6/20/49	28,351,918	3,627,061
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	791,041	66,352
Ser. 15-13, Class BI, IO, 4.50%, 1/20/45	20,635,332	3,394,706
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	2,510,271	205,340
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	6,398,876	903,573
Ser. 12-129, IO, 4.50%, 11/16/42	3,816,284	692,007
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,721,891	267,984

Income Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	$1,765,212	$271,490
Ser. 14-71, Class BI, IO, 4.50%, 5/20/29	4,145,703	280,498
Ser. 20-46, Class MI, IO, 4.00%, 4/20/50	50,263,425	5,056,725
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	10,052,160	1,337,440
Ser. 15-94, IO, 4.00%, 7/20/45	496,305	86,853
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	1,377,632	96,994
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	11,214,203	2,018,556
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	3,610,319	508,012
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	4,627,633	362,214
Ser. 15-52, Class IE, IO, 4.00%, 1/16/43	6,310,769	615,029
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	3,622,584	522,438
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	24,177,437	3,968,485
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	7,444,256	647,390
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	1,414,910	38,617
Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	2,608,085	71,086
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	3,723,907	78,331
Ser. 19-158, Class PI, IO, 3.50%, 12/20/49	174,016,724	19,998,002
Ser. 19-151, Class NI, IO, 3.50%, 10/20/49	52,952,896	4,848,203
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	3,342,393	232,430
Ser. 15-69, Class XI, IO, 3.50%, 5/20/45	7,521,845	488,920
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	5,364,582	188,623
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	5,644,422	733,775
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	5,247,775	498,539
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	2,024,651	126,622
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,880,206	161,134
Ser. 12-145, IO, 3.50%, 12/20/42	3,771,972	604,406
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,284,537	110,393
Ser. 12-136, IO, 3.50%, 11/20/42	9,689,047	1,349,745
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	13,135,037	2,156,123
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	9,305,634	602,819
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	4,576,262	266,796
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	3,617,472	222,033
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	7,573,257	492,262
Ser. 15-26, Class AI, IO, 3.50%, 5/20/39	12,905,758	483,966
Ser. 15-87, Class AI, IO, 3.50%, 12/20/38	4,404,218	62,364
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	4,954,690	222,961
Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	7,821,144	556,787
Ser. 15-H04, Class AI, IO, 3.207%, 12/20/64	25,106,240	1,856,079
Ser. 19-H14, Class IB, IO, 3.163%, 8/20/69	26,688,435	2,844,187
Ser. 20-H02, Class GI, IO, 3.139%, 1/20/70	33,953,610	3,709,092
Ser. 15-H25, Class CI, IO, 3.104%, 10/20/65	19,504,936	1,628,662
Ser. 19-H02, Class DI, IO, 3.10%, 11/20/68	22,290,765	2,425,793
Ser. 16-H02, Class HI, IO, 3.042%, 1/20/66	39,301,859	3,265,984
Ser. 18-H20, Class BI, IO, 3.04%, 6/20/68	27,581,024	2,810,644
Ser. 16-H04, Class KI, IO, 3.019%, 2/20/66	25,214,979	1,725,890
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	2,688,613	73,937
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	7,984,567	419,190
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	1,702,381	42,560

34 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-30, Class KI, IO, 3.00%, 2/16/29	$3,001,168	$172,567
Ser. 14-5, Class LI, IO, 3.00%, 1/16/29	3,259,401	191,653
Ser. 13-164, Class CI, IO, 3.00%, 11/16/28	6,219,045	380,606
Ser. 17-H18, Class CI, IO, 2.978%, 9/20/67	12,889,580	1,628,289
Ser. 15-H26, Class DI, IO, 2.837%, 10/20/65	17,157,657	1,541,804
Ser. 16-H24, Class JI, IO, 2.779%, 11/20/66	14,404,961	1,546,776
Ser. 17-H12, Class QI, IO, 2.664%, 5/20/67	20,511,326	1,993,701
Ser. 16-H23, Class NI, IO, 2.617%, 10/20/66	38,443,652	3,752,100
Ser. 18-H05, Class AI, IO, 2.531%, 2/20/68	19,685,903	2,331,549
Ser. 20-151, Class MI, IO, 2.50%, 10/20/50	41,377,000	5,029,788
FRB Ser. 15-H16, Class XI, IO, 2.446%, 7/20/65	19,002,035	1,877,401
Ser. 18-H02, Class EI, IO, 2.371%, 1/20/68	15,536,780	1,820,716
Ser. 16-H27, Class BI, IO, 2.307%, 12/20/66	11,213,818	1,084,914
Ser. 17-H08, Class NI, IO, 2.291%, 3/20/67	13,060,470	1,201,563
Ser. 17-H10, Class MI, IO, 2.206%, 4/20/67	17,266,405	1,365,773
Ser. 16-H11, Class HI, IO, 2.102%, 1/20/66	32,799,603	2,307,190
Ser. 15-H15, Class JI, IO, 1.97%, 6/20/65	16,437,722	1,458,026
Ser. 17-H23, Class BI, IO, 1.905%, 11/20/67	18,557,252	1,697,989
Ser. 15-H12, Class AI, IO, 1.875%, 5/20/65	24,458,734	1,725,980
Ser. 15-H20, Class AI, IO, 1.841%, 8/20/65	22,299,932	1,801,835
Ser. 17-H14, Class EI, IO, 1.826%, 6/20/67	21,186,375	1,598,406
Ser. 15-H10, Class CI, IO, 1.816%, 4/20/65	24,148,885	1,807,834
Ser. 15-H12, Class GI, IO, 1.815%, 5/20/65	28,645,522	2,283,048
Ser. 15-H12, Class EI, IO, 1.718%, 4/20/65	22,561,944	1,716,964
Ser. 15-H09, Class BI, IO, 1.701%, 3/20/65	25,706,297	1,846,046
Ser. 15-H01, Class CI, IO, 1.632%, 12/20/64	18,827,290	776,193
Ser. 15-H25, Class AI, IO, 1.631%, 9/20/65	19,414,140	1,378,404
Ser. 15-H17, Class CI, IO, 1.599%, 6/20/65	21,492,502	877,410
Ser. 15-H14, Class BI, IO, 1.576%, 5/20/65	1,871,426	76,141
Ser. 15-H28, Class DI, IO, 1.56%, 8/20/65	20,928,245	1,409,413
Ser. 18-H17, Class GI, IO, 1.494%, 10/20/68	25,615,797	2,650,082
Ser. 14-H11, Class GI, IO, 1.486%, 6/20/64	39,852,477	2,670,395
Ser. 14-H07, Class BI, IO, 1.483%, 5/20/64	33,023,284	2,378,073
Ser. 10-H19, Class GI, IO, 1.422%, 8/20/60	21,911,026	1,196,035
IFB Ser. 11-70, Class YI, IO, ((-1 x 1 Month US LIBOR) + 5.00%),
0.15%, 12/20/40	7,003,328	21,549
Ser. 10-151, Class KO, PO, zero %, 6/16/37	150,410	139,758
Ser. 06-36, Class OD, PO, zero %, 7/16/36	9,367	8,430
		538,076,289
Commercial mortgage-backed securities (12.4%)
Banc of America Commercial Mortgage Trust
FRB Ser. 15-UBS7, Class B, 4.36%, 9/15/48 W	7,611,000	7,972,755
FRB Ser. 07-1, Class XW, IO, 0.425%, 1/15/49 W	195,312	3
Bank
FRB Ser. 20-BN26, Class XA, IO, 1.357%, 3/15/63 W	35,365,466	3,288,988
FRB Ser. 18-BN13, Class XA, IO, 0.508%, 8/15/61 W	201,732,263	5,570,570
BBCMS Mortgage Trust
FRB Ser. 20-C7, Class B, 3.152%, 4/15/53 W	4,000,000	4,112,096
FRB Ser. 20-C7, Class XA, IO, 1.632%, 4/15/53 W	53,238,721	5,831,983

Income Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-T26, Class AJ, 5.432%, 1/12/45 W	$4,551,000	$3,595,290
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.518%, 3/11/39 (In default) † W	1,130,637	802,752
FRB Ser. 06-PW14, Class X1, IO, 0.555%, 12/11/38 W	210,328	2,166
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
1.296%, 12/11/49 W	29,120	98
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.739%, 12/15/47 W	601,000	601,000
FRB Ser. 11-C2, Class E, 5.739%, 12/15/47 W	3,258,000	3,035,090
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class XA, IO, 1.141%, 3/10/47 W	65,291,230	2,078,220
FRB Ser. 13-GC17, Class XA, IO, 1.029%, 11/10/46 W	29,616,217	772,107
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.517%, 10/15/49 W	6,858,637	129
COMM Mortgage Trust
FRB Ser. 12-CR1, Class C, 5.319%, 5/15/45 W	4,003,000	3,080,172
FRB Ser. 14-CR18, Class C, 4.795%, 7/15/47 W	2,758,000	2,711,497
FRB Ser. 14-CR17, Class C, 4.783%, 5/10/47 W	3,406,000	3,340,353
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	949,000	1,042,382
FRB Ser. 18-COR3, Class C, 4.561%, 5/10/51 W	11,276,000	11,323,364
FRB Ser. 17-COR2, Class C, 4.561%, 9/10/50 W	5,288,000	5,115,593
Ser. 14-LC17, Class B, 4.49%, 10/10/47 W	2,308,000	2,475,786
FRB Ser. 14-UBS6, Class C, 4.446%, 12/10/47 W	504,000	479,051
FRB Ser. 13-LC13, Class XA, IO, 1.114%, 8/10/46 W	33,795,571	873,720
FRB Ser. 14-UBS4, Class XA, IO, 1.103%, 8/10/47 W	26,670,511	853,086
FRB Ser. 14-LC15, Class XA, IO, 1.089%, 4/10/47 W	74,189,305	2,218,260
FRB Ser. 14-CR18, Class XA, IO, 1.06%, 7/15/47 W	20,056,019	620,734
FRB Ser. 14-CR19, Class XA, IO, 0.977%, 8/10/47 W	22,379,072	649,441
FRB Ser. 14-CR17, Class XA, IO, 0.969%, 5/10/47 W	40,250,170	1,150,632
FRB Ser. 15-CR23, Class XA, IO, 0.893%, 5/10/48 W	31,885,750	1,018,285
FRB Ser. 14-UBS6, Class XA, IO, 0.888%, 12/10/47 W	49,166,946	1,350,469
FRB Ser. 14-LC17, Class XA, IO, 0.724%, 10/10/47 W	20,292,834	460,546
FRB Ser. 19-GC44, Class XA, IO, 0.654%, 8/15/57 W	90,856,207	3,930,449
COMM Mortgage Trust 144A
FRB Ser. 12-CR1, Class D, 5.319%, 5/15/45 W	1,651,000	925,540
FRB Ser. 13-CR13, Class E, 4.886%, 11/10/46 W	1,524,000	930,687
FRB Ser. 14-CR17, Class D, 4.847%, 5/10/47 W	4,337,000	3,480,117
FRB Ser. 14-CR19, Class D, 4.711%, 8/10/47 W	2,364,000	2,063,419
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,918,000	1,125,331
FRB Ser. 13-CR6, Class D, 4.09%, 3/10/46 W	1,683,000	1,381,466
Ser. 13-LC6, Class E, 3.50%, 1/10/46	3,735,000	2,904,612
Ser. 15-LC19, Class D, 2.867%, 2/10/48	5,800,000	5,166,083
FRB Ser. 12-LC4, Class XA, IO, 2.098%, 12/10/44 W	19,219,775	304,211
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.803%, 2/15/41 W	9,821,289	5,469,476
FRB Ser. 07-C4, Class C, 5.719%, 9/15/39 W	75,873	75,804
FRB Ser. 07-C2, Class AX, IO, 0.014%, 1/15/49 W	6,530,220	7

36 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.173%, 5/15/38 W	$361,850	$7,092
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C4, Class B, 4.315%, 11/15/48 W	11,011,000	11,915,975
FRB Ser. 15-C1, Class C, 4.268%, 4/15/50 W	3,716,000	3,459,027
FRB Ser. 19-C17, Class XA, IO, 1.366%, 9/15/52 W	60,707,736	5,607,355
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.768%, 4/15/50 W	4,076,000	2,698,359
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.762%, 12/15/49 W	126,636,693	4,062,047
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class C, 5.487%, 7/10/44 W	5,407,538	5,410,242
FRB Ser. 11-LC3A, Class D, 5.335%, 8/10/44 W	1,982,500	1,847,266
Federal Home Loan Mortgage Corporation
Multiclass Certificates Ser. 20-RR02, Class DX, IO,
1.816%, 9/27/28 W	56,223,000	6,714,730
Multifamily Structured Pass-Through Certificates FRB Ser. K110,
Class X1, IO, 1.698%, 4/25/30 W	38,383,155	5,160,396
Multifamily Structured Pass-Through Certificates FRB Ser. K105,
Class X1, IO, 1.523%, 1/25/30 W	112,024,077	13,386,541
Multifamily Structured Pass-Through Certificates FRB Ser. K104,
Class X1, IO, 1.127%, 1/25/30 W	56,846,665	5,010,727
Multifamily Structured Pass-Through Certificates FRB Ser. KG02,
Class X1, IO, 1.018%, 8/25/29 W	106,775,000	7,460,124
Multifamily Structured Pass-Through Certificates FRB Ser. K100,
Class X1, IO, 0.65%, 9/25/29 W	46,567,992	2,448,545
FREMF Mortgage Trust 144A
FRB Ser. 19-KF66, Class B, (1 Month US LIBOR + 2.40%),
2.548%, 7/25/29	9,555,952	9,302,634
FRB Ser. 19-KF71, Class B, (1 Month US LIBOR + 2.30%),
2.448%, 10/25/29	7,499,857	6,970,607
FRB Ser. 18-KF43, Class B, (1 Month US LIBOR + 2.15%),
2.298%, 1/25/28	4,030,234	3,772,142
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.068%, 12/10/49 W	10,547,401	672
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.491%, 2/10/46 W	59,356,494	1,763,018
GS Mortgage Securities Corp., II 144A Ser. 13-GC10, Class C,
4.285%, 2/10/46 W	12,605,000	12,663,114
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.989%, 1/10/47 W	5,144,000	4,218,080
FRB Ser. 14-GC22, Class C, 4.692%, 6/10/47 W	4,081,000	3,881,390
FRB Ser. 13-GC12, Class XA, IO, 1.409%, 6/10/46 W	29,779,541	845,858
FRB Ser. 14-GC18, Class XA, IO, 1.007%, 1/10/47 W	38,574,716	972,083
FRB Ser. 14-GC22, Class XA, IO, 0.981%, 6/10/47 W	60,602,232	1,563,538
GS Mortgage Securities Trust 144A Ser. 12-GCJ9, Class C,
4.448%, 11/10/45 W	4,579,000	4,606,909
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C15, Class C, 5.198%, 11/15/45 W	7,601,000	7,255,725
Ser. 13-C17, Class AS, 4.458%, 1/15/47	5,595,000	5,914,905
FRB Ser. 13-C12, Class C, 4.099%, 7/15/45 W	4,891,000	4,781,265
FRB Ser. 14-C25, Class XA, IO, 0.849%, 11/15/47 W	27,226,415	769,010

Income Fund 37

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.702%, 8/15/46 W	$4,371,000	$2,992,373
FRB Ser. C14, Class D, 4.702%, 8/15/46 W	5,853,000	4,289,485
FRB Ser. 14-C25, Class D, 3.95%, 11/15/47 W	5,070,000	3,512,405
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	4,818,000	2,245,501
JPMDB Commercial Mortgage Securities Trust
FRB Ser. 19-COR6, Class XA, IO, 0.944%, 11/13/52 W	69,502,391	4,865,167
FRB Ser. 17-C5, Class XA, IO, 0.934%, 3/15/50 W	162,480,361	7,846,245
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	3,555,666	3,173,095
Ser. 13-LC11, Class B, 3.499%, 4/15/46	4,970,000	4,768,325
FRB Ser. 16-JP2, Class XA, IO, 1.797%, 8/15/49 W	17,337,471	1,443,882
FRB Ser. 12-LC9, Class XA, IO, 1.494%, 12/15/47 W	27,478,927	670,395
FRB Ser. 13-LC11, Class XA, IO, 1.249%, 4/15/46 W	37,679,467	934,816
FRB Ser. 13-C10, Class XA, IO, 0.966%, 12/15/47 W	63,643,554	1,139,220
FRB Ser. 13-C16, Class XA, IO, 0.926%, 12/15/46 W	42,354,509	982,231
FRB Ser. 06-LDP8, Class X, IO, 0.288%, 5/15/45 W	392,991	3
FRB Ser. 07-LDPX, Class X, IO, 0.052%, 1/15/49 W	3,239,123	32
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class D, 5.707%, 2/15/46 W	1,986,000	1,059,792
FRB Ser. 11-C3, Class F, 5.707%, 2/15/46 W	4,436,000	1,078,142
FRB Ser. 11-C4, Class C, 5.343%, 7/15/46 W	5,608,000	5,545,815
FRB Ser. 12-C6, Class E, 5.152%, 5/15/45 W	4,317,000	2,115,330
FRB Ser. 12-C8, Class D, 4.67%, 10/15/45 W	3,906,000	3,207,556
FRB Ser. 12-C8, Class C, 4.622%, 10/15/45 W	6,475,000	5,265,054
FRB Ser. 12-LC9, Class D, 4.418%, 12/15/47 W	621,000	582,848
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	2,038,000	1,237,861
FRB Ser. 05-CB12, Class X1, IO, 0.32%, 9/12/37 W	40,341	235
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.165%, 2/15/40 W	132,502	14
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 07-C2, Class XCL, IO, 0.165%, 2/15/40 W	2,934,970	320
FRB Ser. 05-C5, Class XCL, IO, 0.007%, 9/15/40 W	357,092	4
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 06-C4,
Class X, IO, 6.111%, 7/15/45 W	47,185	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 4.942%, 2/15/47 W	4,565,000	4,811,791
FRB Ser. 13-C7, Class XA, IO, 1.332%, 2/15/46 W	49,515,236	1,107,854
FRB Ser. 15-C26, Class XA, IO, 1.023%, 10/15/48 W	37,287,893	1,437,535
FRB Ser. 13-C12, Class XA, IO, 0.591%, 10/15/46 W	107,322,157	1,516,580
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.352%, 8/15/46 W	3,329,000	757,348
FRB Ser. 13-C11, Class F, 4.352%, 8/15/46 W	6,212,000	1,925,720
FRB Ser. 13-C10, Class E, 4.082%, 7/15/46 W	5,447,000	3,823,391
FRB Ser. 13-C10, Class F, 4.082%, 7/15/46 W	2,331,000	1,007,113
Ser. 14-C17, Class E, 3.50%, 8/15/47	2,709,000	1,568,373
Morgan Stanley Capital I Trust
FRB Ser. 16-BNK2, Class XA, IO, 1.053%, 11/15/49 W	27,120,285	1,201,949
FRB Ser. 18-H4, Class XA, IO, 0.861%, 12/15/51 W	57,053,262	3,177,302

38 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
FRB Ser. 18-H3, Class XA, IO, 0.83%, 7/15/51 W	$60,406,724	$2,942,659
FRB Ser. 16-UB12, Class XA, IO, 0.753%, 12/15/49 W	76,627,012	2,432,371
Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C1, Class D, 5.516%, 9/15/47 W	9,664,000	9,677,443
Ser. 12-C4, Class C, 5.419%, 3/15/45 W	4,345,000	3,815,014
FRB Ser. 12-C4, Class E, 5.419%, 3/15/45 W	1,406,000	703,000
FRB Ser. 11-C3, Class B, 5.244%, 7/15/49 W	12,125,000	12,323,452
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 3.899%, 3/25/50	6,355,000	6,019,666
FRB Ser. 19-01, Class M10, 3.399%, 10/15/49	14,595,000	13,390,913
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	1,661,295	47,064
UBS Commercial Mortgage Trust
Ser. 12-C1, Class B, 4.822%, 5/10/45	5,319,000	5,407,337
FRB Ser. 17-C7, Class XA, IO, 1.036%, 12/15/50 W	72,820,467	3,915,768
FRB Ser. 18-C12, Class XA, IO, 0.821%, 8/15/51 W	128,059,011	6,699,983
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class C, 5.569%, 5/10/45 W	3,072,000	2,852,718
FRB Ser. 12-C1, Class D, 5.569%, 5/10/45 W	5,180,000	3,508,881
FRB Ser. 12-C1, Class XA, IO, 2.062%, 5/10/45 W	11,192,493	214,131
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.03%, 8/10/49 W	12,283,000	11,885,350
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	2,565,000	459,333
Ser. 13-C6, Class B, 3.875%, 4/10/46 W	4,129,000	4,001,604
FRB Ser. 12-C4, Class C4, 3.718%, 12/10/45 W	6,845,000	6,921,589
Ser. 13-C6, Class E, 3.50%, 4/10/46	1,457,000	1,007,686
FRB Ser. 12-C4, Class XA, IO, 1.605%, 12/10/45 W	41,516,215	1,002,513
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1,
Class D, 6.05%, 1/10/45 W	5,657,000	4,906,652
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.266%, 11/15/48 W	4,470,227	134
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21,
Class E, 5.099%, 10/15/44 W	3,415,061	3,107,706
Wells Fargo Commercial Mortgage Trust
FRB Ser. 18-C46, Class C, 4.979%, 8/15/51 W	4,603,000	4,574,097
FRB Ser. 19-C50, Class XA, IO, 1.42%, 5/15/52 W	121,133,017	11,477,184
FRB Ser. 17-C41, Class XA, IO, 1.211%, 11/15/50 W	83,384,955	5,276,157
FRB Ser. 14-LC16, Class XA, IO, 1.09%, 8/15/50 W	65,059,615	2,056,964
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C12, Class C, 4.319%, 3/15/48 W	3,931,000	3,909,055
FRB Ser. 14-C22, Class XA, IO, 0.806%, 9/15/57 W	32,685,217	799,350
FRB Ser. 13-C14, Class XA, IO, 0.72%, 6/15/46 W	92,231,021	1,272,834
FRB Ser. 14-C23, Class XA, IO, 0.565%, 10/15/57 W	61,498,458	1,169,552
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.221%, 6/15/44 W	1,776,768	993,618
FRB Ser. 11-C4, Class C, 5.221%, 6/15/44 W	6,732,000	6,649,087
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	6,151,000	3,470,314
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	1,601,000	610,525

Income Fund 39

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C7, Class D, 4.81%, 6/15/45 W	$4,142,000	$2,298,321
FRB Ser. 12-C10, Class D, 4.428%, 12/15/45 W	1,834,000	660,269
FRB Ser. 12-C10, Class E, 4.428%, 12/15/45 W	3,645,000	714,395
FRB Ser. 12-C9, Class XA, IO, 1.881%, 11/15/45 W	50,669,040	1,422,604
FRB Ser. 11-C5, Class XA, IO, 1.674%, 11/15/44 W	28,571,463	227,457
FRB Ser. 12-C10, Class XA, IO, 1.526%, 12/15/45 W	38,985,308	948,162
FRB Ser. 13-C11, Class XA, IO, 1.175%, 3/15/45 W	21,595,423	467,362
		486,184,572
Residential mortgage-backed securities (non-agency) (10.2%)
Arroyo Mortgage Trust 144A
Ser. 19-3, Class M1, 4.204%, 10/25/48 W	3,050,000	3,138,582
Ser. 20-1, Class A3, 3.328%, 3/25/55	3,000,000	3,045,423
BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A2, 2.09%, 1/26/46 W	3,136,407	3,364,110
Bellemeade Re, Ltd. 144A
FRB Ser. 20-2A, Class M1C, (1 Month US LIBOR + 4.00%), 4.149%,
8/26/30 (Bermuda)	2,026,000	2,060,847
FRB Ser. 17-1, Class M2, (1 Month US LIBOR + 3.35%), 3.499%,
10/25/27 (Bermuda)	9,434,220	9,294,718
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.649%,
10/25/29 (Bermuda)	6,026,000	5,863,521
FRB Ser. 18-2A, Class M1C, (1 Month US LIBOR + 1.60%), 1.749%,
8/25/28 (Bermuda)	1,047,766	1,035,291
BRAVO Residential Funding Trust 144A Ser. 20-RPL1, Class M1,
3.25%, 5/26/59 W	5,430,000	5,712,360
Bunker Hill Loan Depositary Trust 144A FRB Ser. 20-1, Class A3,
3.395%, 2/25/55 W	2,100,000	2,102,507
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 04-3A, Class A2, (1 Month US LIBOR + 0.30%),
0.449%, 8/25/35	1,193,845	1,152,538
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A2,
3.094%, 3/25/65 W	3,490,000	3,624,714
Countrywide Alternative Loan Trust FRB Ser. 07-OA6, Class A1A,
(1 Month US LIBOR + 0.14%), 0.289%, 6/25/37	2,651,056	2,523,275
Credit Suisse Mortgage Trust 144A FRB Ser. 20-RPL3, Class A1,
2.691%, 3/25/60 W	2,240,000	2,239,967
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A2,
2.594%, 5/25/65	4,250,000	4,363,900
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%),
3.149%, 11/25/28	1,210,000	1,159,928
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.849%,
11/25/28 (Bermuda)	1,755,056	1,728,874
Ellington Financial Mortgage Trust 144A FRB Ser. 20-1, Class A2,
3.353%, 5/25/65 W	2,621,000	2,654,436
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 6.499%, 9/25/28	8,940,509	9,458,323
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
(1 Month US LIBOR + 5.15%), 5.299%, 10/25/29	2,692,000	2,778,122

40 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.299%, 11/25/28	$6,338,721	$6,599,154
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3,
(1 Month US LIBOR + 5.00%), 5.149%, 12/25/28	4,450,069	4,657,570
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 4.949%, 5/25/28	1,692,458	1,734,778
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 4.849%, 4/25/28	4,697,287	4,892,388
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 4.799%, 10/25/28	4,554,601	4,730,848
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M,
4.75%, 10/25/58 W	4,560,000	4,652,854
Structured Agency Credit Risk Debt FRN Ser. 14-DN4, Class M3,
(1 Month US LIBOR + 4.55%), 4.699%, 10/25/24	2,821,384	2,867,965
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 4.299%, 1/25/25	2,001,066	2,021,803
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.999%, 3/25/29	5,825,000	6,021,355
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 3.899%, 9/25/24	2,088,000	2,130,211
Structured Agency Credit Risk Debt FRN Ser. 14-DN2, Class M3,
(1 Month US LIBOR + 3.60%), 3.749%, 4/25/24	2,330,769	2,190,684
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2,
(1 Month US LIBOR + 3.55%), 3.699%, 8/25/29	3,252,290	3,306,118
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2,
(1 Month US LIBOR + 3.45%), 3.599%, 10/25/29	1,000,000	1,025,877
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 3.399%, 7/25/29	1,664,371	1,699,833
Structured Agency Credit Risk Debt FRN Ser. 17-HQA2, Class M2,
(1 Month US LIBOR + 2.65%), 2.799%, 12/25/29	1,924,070	1,908,784
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 2.449%, 9/25/30	4,665,175	4,564,472
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class M2,
(1 Month US LIBOR + 1.80%), 1.949%, 7/25/30	5,375,024	5,251,565
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B1,
(1 Month US LIBOR + 4.65%), 4.799%, 1/25/49	9,184,210	8,907,977
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M,
4.75%, 8/25/58 W	3,279,000	3,289,448
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M,
4.50%, 2/25/59 W	2,474,000	2,462,207
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B1,
(1 Month US LIBOR + 4.35%), 4.499%, 3/25/49	700,000	671,994
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1,
(1 Month US LIBOR + 3.90%), 4.049%, 9/25/48	1,280,000	1,190,549
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 3.849%, 12/25/30	7,040,000	6,566,939
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3,
Class M2, (1 Month US LIBOR + 3.60%), 3.749%, 7/25/50	7,957,000	8,040,612

Income Fund 41

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4,
Class M2, (1 Month US LIBOR + 3.15%), 3.299%, 9/25/50	$800,000	$804,500
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2,
Class M2, (1 Month US LIBOR + 3.10%), 3.249%, 3/25/50	7,646,000	7,524,566
Structured Agency Credit Risk Trust FRB Ser. 19-DNA4, Class B1,
(1 Month US LIBOR + 2.70%), 2.849%, 10/25/49	1,500,000	1,373,863
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.799%, 1/25/49	4,296,033	4,226,727
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2,
Class B1, (1 Month US LIBOR + 2.50%), 2.649%, 2/25/50	5,000,000	4,343,505
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.599%, 3/25/49	12,055,062	11,866,702
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.499%, 2/25/49	2,517,794	2,473,007
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.449%, 10/25/48	3,917,300	3,807,130
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class M2,
(1 Month US LIBOR + 2.15%), 2.299%, 12/25/30	5,121,000	4,999,092
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class M2,
(1 Month US LIBOR + 2.05%), 2.199%, 7/25/49	9,108,879	8,898,236
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 2.049%, 1/25/50	5,990,000	5,868,389
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2,
Class M2, (1 Month US LIBOR + 1.85%), 1.999%, 2/25/50	2,600,000	2,536,625
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.899%, 8/25/28	1,182,450	1,255,246
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.149%, 9/25/28	5,022,537	5,278,881
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.049%, 10/25/28	4,973,163	5,241,042
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.849%, 4/25/28	905,497	958,692
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 5.449%, 10/25/28	6,400,512	6,748,536
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 4.999%, 10/25/29	997,000	1,007,148
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.599%, 1/25/29	1,303,517	1,345,938
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 4.499%, 5/25/29	145,828	150,577
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1,
(1 Month US LIBOR + 4.25%), 4.399%, 1/25/31	5,684,000	5,287,010
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.399%, 4/25/29	1,498,578	1,548,177
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.399%, 1/25/29	330,988	341,666
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1B1,
(1 Month US LIBOR + 4.15%), 4.299%, 2/25/30	2,480,000	2,319,677

42 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1,
(1 Month US LIBOR + 4.00%), 4.149%, 5/25/30	$2,975,000	$2,780,343
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
(1 Month US LIBOR + 3.65%), 3.799%, 9/25/29	426,794	430,392
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 3.749%, 1/25/30	648,000	611,690
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 3.699%, 7/25/29	116,329	119,547
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2,
(1 Month US LIBOR + 3.00%), 3.149%, 10/25/29	4,725,525	4,764,778
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2,
(1 Month US LIBOR + 2.85%), 2.999%, 11/25/29	4,265,558	4,258,930
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 2.949%, 2/25/30	561,563	558,632
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2,
(1 Month US LIBOR + 2.35%), 2.499%, 1/25/31	3,548,217	3,463,947
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 2.399%, 7/25/30	626,837	617,400
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1M2,
(1 Month US LIBOR + 2.00%), 2.149%, 3/25/31	173,480	168,280
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3,
(1 Month US LIBOR + 1.35%), 1.499%, 9/25/29	2,462,263	2,435,178
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.399%, 7/25/29	2,890,000	2,921,010
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2,
(1 Month US LIBOR + 1.00%), 1.149%, 5/25/30	6,189,000	6,141,329
Federal National Mortgage Association 144A
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1,
(1 Month US LIBOR + 5.75%), 5.899%, 7/25/29	3,652,000	3,849,558
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1B1,
(1 Month US LIBOR + 4.35%), 4.499%, 4/25/31	4,500,000	4,384,688
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1B1,
(1 Month US LIBOR + 4.15%), 4.299%, 8/25/31	1,586,000	1,529,604
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1,
Class 1M2, (1 Month US LIBOR + 3.65%), 3.799%, 2/25/40	5,000,000	4,651,426
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1,
Class 2M2, (1 Month US LIBOR + 3.65%), 3.799%, 2/25/40	1,600,000	1,520,299
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.599%, 7/25/31	1,030,799	1,021,779
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2,
(1 Month US LIBOR + 2.40%), 2.549%, 4/25/31	390,122	386,708
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.299%, 11/25/39	1,728,902	1,557,681
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2,
(1 Month US LIBOR + 2.15%), 2.299%, 9/25/31	1,806,913	1,795,100
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2M2,
(1 Month US LIBOR + 2.10%), 2.249%, 9/25/39	1,728,631	1,710,534
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.199%, 1/25/40	5,561,000	5,438,160

Income Fund 43

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2M2,
(1 Month US LIBOR + 2.00%), 2.149%, 1/25/40	$3,299,000	$3,200,030
Connecticut Avenue Securities Trust FRB Ser. 19-R05, Class 1M2,
(1 Month US LIBOR + 2.00%), 2.149%, 7/25/39	1,228,132	1,222,903
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	134,710	13
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	8,246,421	8,242,101
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR +
1.60%), 1.749%, 10/25/28 (Bermuda)	584,176	577,146
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2,
4.25%, 1/25/59	4,180,000	4,138,200
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.973%, 8/26/47 W	4,746,000	4,564,437
New Residential Mortgage Loan Trust 144A FRB Ser. 20-NQM2,
Class A2, 3.20%, 5/24/60 W	3,473,000	3,573,306
NovaStar Mortgage Funding Trust FRB Ser. 04-2, Class M4, (1 Month
US LIBOR + 1.80%), 1.949%, 9/25/34	825,863	791,240
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 4.149%, 4/25/27 (Bermuda)	310,641	310,293
Pretium Mortgage Credit Partners, LLC 144A Ser. 20-RPL2,
Class A1, 3.179%, 6/27/69	4,000,000	4,000,000
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 3.20%), 3.349%,
2/25/29 (Bermuda)	5,630,000	5,404,639
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 2.849%,
3/25/28 (Bermuda)	1,700,000	1,629,983
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A3,
2.911%, 5/25/60 W	7,579,000	7,613,394
Starwood Mortgage Residential Trust 144A Ser. 20-2, Class A2,
3.97%, 4/25/60 W	1,962,000	2,022,310
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 1.049%, 11/25/34	1,205,371	1,204,335
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	6,534,000	7,150,952
FRB Ser. 15-6, Class M1, 3.75%, 4/25/55 W	1,102,000	1,192,427
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	4,177,000	4,185,997
Verus Securitization Trust 144A Ser. 20-INV1, Class A3,
3.889%, 3/25/60 W	1,990,000	2,048,468
Visio Trust 144A Ser. 19-1, Class A3, 3.825%, 6/25/54 W	11,117,469	11,455,870
Vista Point Securitization Trust 144A Ser. 20-1, Class A2,
2.77%, 3/25/65 W	5,412,000	5,561,935
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR1, Class A2B, (1 Month US LIBOR + 0.80%),
0.949%, 1/25/45	772,822	745,901
FRB Ser. 05-AR13, Class A1B2, (1 Month US LIBOR + 0.43%),
0.579%, 10/25/45	1,714,239	1,663,481
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.43%),
0.579%, 10/25/45	5,785,367	5,614,064
FRB Ser. 05-AR17, Class A1B2, (1 Month US LIBOR + 0.41%),
0.559%, 12/25/45	2,354,665	2,081,053

44 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (36.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR2, Class 2A1B, (1 Month US LIBOR + 0.37%),
0.519%, 1/25/45	$713,854	$692,439
FRB Ser. 05-AR17, Class A1B3, (1 Month US LIBOR + 0.35%),
0.499%, 12/25/45	700,588	658,612
		397,554,875
Total mortgage-backed securities (cost $1,499,754,418)		$1,421,815,736

	Principal
CORPORATE BONDS AND NOTES (26.6%)*	amount	Value
Basic materials (1.5%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	$340,000	$350,592
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	2,503,000	2,693,272
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	455,000	491,103
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	7,280,000	8,544,154
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	10,155,000	10,578,986
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	1,113,000	1,340,731
Glencore Funding, LLC 144A company guaranty sr. unsec. notes
1.625%, 9/1/25	5,000,000	4,971,235
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	1,407,000	1,543,431
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	1,585,000	1,745,101
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	2,135,000	2,512,747
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	382,000	607,487
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	3,605,000	3,900,563
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	4,448,000	5,251,250
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds
3.468%, 12/1/50	1,346,000	1,377,827
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds 2.30%, 11/1/30	2,349,000	2,362,196
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	1,851,000	2,075,845
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	3,316,000	4,617,182
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	354,000	494,082
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	925,000	1,343,738
		56,801,522
Capital goods (0.9%)
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	4,597,000	4,998,963
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	1,755,000	2,159,576
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	2,786,000	3,169,737
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	2,920,000	3,448,440
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	4,928,000	5,506,658
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	3,032,000	3,466,836

Income Fund 45

	Principal
CORPORATE BONDS AND NOTES (26.6%)* cont.	amount	Value
Capital goods cont.
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	$799,000	$847,149
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	4,134,000	4,400,725
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	4,944,000	5,606,227
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22 (Germany)	713,000	733,135
		34,337,446
Communication services (4.8%)
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	8,027,000	8,555,413
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	2,284,000	2,450,054
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	8,990,000	10,488,809
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	5,811,000	6,668,804
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	336,000	377,980
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	427,000	464,608
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	11,718,000	13,646,894
AT&T, Inc. sr. unsec. unsub. bonds 3.30%, 2/1/52	10,000,000	9,206,150
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	427,000	458,513
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
bonds 2.80%, 4/1/31	6,163,000	6,370,174
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 3.75%, 2/15/28	1,006,000	1,106,854
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	2,253,000	3,038,871
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	1,785,000	2,033,471
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	1,636,000	1,951,984
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	1,100,000	1,302,325
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	711,000	871,439
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	6,830,000	8,232,848
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	388,000	586,098
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	19,292,000	21,534,672
Cox Communications, Inc. 144A company guaranty sr. unsec.
bonds 2.95%, 10/1/50	5,037,000	4,878,226
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	3,247,000	3,615,519
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	3,007,000	3,338,364
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	2,616,000	2,930,659
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	1,777,000	1,976,521
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	1,073,000	1,318,943
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	285,000	302,887
Crown Castle International Corp. sr. unsec. sub. bonds
3.30%, 7/1/30 R	6,640,000	7,235,649

46 Income Fund

	Principal
CORPORATE BONDS AND NOTES (26.6%)* cont.	amount	Value
Communication services cont.
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	$8,692,000	$9,446,150
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	236,000	280,279
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	242,250	244,520
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	4,769,000	5,357,304
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	11,356,000	12,680,677
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	2,623,000	2,996,751
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	25,915,000	31,107,462
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	1,264,000	1,336,680
		188,392,552
Consumer cyclicals (2.9%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	4,031,000	4,489,526
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	7,222,000	7,694,574
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,846,000	2,368,053
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,187,000	1,345,627
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	14,640,000	14,809,654
Discovery Communications, LLC company guaranty sr. unsec.
unsub. notes 3.625%, 5/15/30	3,151,000	3,486,310
Ecolab, Inc. sr. unsec. unsub. notes 3.25%, 12/1/27	5,145,000	5,781,911
Fox Corp. sr. unsec. notes Ser. WI, 4.03%, 1/25/24	2,175,000	2,386,021
Fox Corp. sr. unsec. unsub. notes 3.05%, 4/7/25	3,145,000	3,422,131
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	625,000	678,155
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	520,000	566,878
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	910,000	976,131
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	5,943,000	6,318,245
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	677,000	673,277
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	2,228,000	2,253,901
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	1,105,000	1,305,281
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	3,445,000	3,879,931
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	750,000	834,375
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	5,475,000	6,456,744
Marriott International, Inc. sr. unsec. bonds 4.625%, 6/15/30	3,095,000	3,302,575
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	1,830,000	2,034,711

Income Fund 47

	Principal
CORPORATE BONDS AND NOTES (26.6%)* cont.	amount	Value
Consumer cyclicals cont.
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	$3,820,000	$3,413,066
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	764,000	856,591
Omnicom Group, Inc. sr. unsec. sub. notes 2.45%, 4/30/30	9,824,000	10,050,754
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	613,000	639,053
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	524,000	541,030
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	7,664,000	8,225,354
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	2,764,000	2,694,378
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,812,000	5,028,540
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,946,000	2,006,813
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	2,695,000	3,125,341
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	1,408,000	1,521,084
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	313,000	353,935
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	58,000	66,730
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	699,000	1,179,590
Walt Disney Co. (The) company guaranty sr. unsec. bonds
4.75%, 9/15/44	65,000	82,187
Walt Disney Co. (The) company guaranty sr. unsec. notes
7.75%, 1/20/24	482,000	583,625
		115,432,082
Consumer staples (1.2%)
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	262,000	294,285
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	8,237,000	11,107,931
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	318,000	386,860
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 3.50%, 6/1/30	70,000	79,251
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	4,229,000	5,121,425
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	1,192,000	1,352,037
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	770,000	818,125
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	4,175,000	4,373,313
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	40,918	46,630
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	852,221	1,052,594
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	1,451,000	1,712,864
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,559,000	2,283,677
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	1,393,000	1,832,188
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	289,000	317,299
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds
3.20%, 5/1/30	4,184,000	4,666,814

48 Income Fund

	Principal
CORPORATE BONDS AND NOTES (26.6%)* cont.	amount	Value
Consumer staples cont.
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	$2,769,000	$3,313,435
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	1,661,000	1,906,994
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	1,716,000	1,862,208
Kraft Heinz Co. (The) 144A company guaranty sr. unsec. notes
3.875%, 5/15/27	1,476,000	1,561,398
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	2,071,000	2,150,961
		46,240,289
Energy (1.2%)
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	5,751,000	6,589,854
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	5,588,000	6,261,450
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	3,051,000	3,381,115
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	4,546,000	4,664,866
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	2,903,000	3,176,314
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	8,696,000	8,750,629
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	3,294,000	2,338,740
Energy Transfer Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	360,000	366,137
Energy Transfer Operating LP sr. unsec. unsub. notes 6.50%, 2/1/42	227,000	242,113
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	235,000	243,225
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	1,263,000	1,662,746
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	292,000	340,930
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	821,000	891,336
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	3,166,000	3,554,319
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	336,000	367,181
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	1,399,000	1,381,513
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	3,382,000	3,356,635
		47,569,103
Financials (8.0%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	3,166,000	3,331,472
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	3,502,000	3,340,161
Air Lease Corp. sr. unsec. unsub. notes 3.00%, 9/15/23	302,000	307,771
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,428,000	2,026,496
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	1,806,000	2,044,311
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	10,225,000	10,479,983

Income Fund 49

	Principal
CORPORATE BONDS AND NOTES (26.6%)* cont.	amount	Value
Financials cont.
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	$785,000	$890,394
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	227,077
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	2,000,000	2,277,658
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%,
perpetual maturity	1,980,000	2,032,307
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	10,600,000	10,971,026
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	12,000,000	13,731,193
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	892,000	988,039
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
bonds 2.85%, 10/15/50	6,050,000	6,163,320
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	747,000	953,218
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	94,000	94,858
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	260,000	291,662
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	5,062,000	5,619,775
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	2,870,000	3,098,368
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	264,000	279,591
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	1,063,000	1,182,066
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	715,000	828,896
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	2,208,000	2,590,877
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	2,090,000	2,157,925
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	9,349,000	10,435,821
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,060,000	3,419,633
Citigroup, Inc. sr. unsec. FRN 3.106%, 4/8/26	257,000	276,659
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	773,000	872,643
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	5,591,000	6,991,399
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	16,275,000	18,777,833
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,299,000	1,486,882
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	795,000	866,550
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	493,000	525,661
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	469,000	521,993
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%,
6/5/26 (Switzerland)	9,075,000	9,342,277
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	9,185,000	10,867,490
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	5,065,000	5,510,515
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	773,000	828,683
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	347,000	323,506
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	9,131,000	10,654,727
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	728,000	819,279

50 Income Fund

	Principal
CORPORATE BONDS AND NOTES (26.6%)* cont.	amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	$3,174,000	$3,349,071
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	527,000	767,483
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	1,016,000	1,140,591
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	6,346,000	6,384,818
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	3,169,000	3,141,195
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 1.28%, 5/15/47	3,168,000	2,417,858
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	5,191,000	6,281,434
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	29,262,000	31,162,501
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec.
bonds 3.75%, 7/1/29	3,418,000	3,891,552
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	1,250,000	1,400,889
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	1,191,000	1,306,684
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	8,470,000	10,190,998
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds
3.729%, 10/15/70	1,626,000	1,680,878
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	9,925,000	11,063,804
Metropolitan Life Insurance Co. 144A unsec. sub. notes
7.80%, 11/1/25	2,381,000	3,089,243
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	626,000	714,098
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	16,767,000	19,482,023
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29
(United Kingdom)	3,860,000	4,512,660
NatWest Group PLC sr. unsec. unsub. notes 3.875%, 9/12/23
(United Kingdom)	265,000	286,054
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	1,026,000	1,122,973
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	2,925,000	3,093,101
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	950,000	1,002,551
Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40	630,000	935,631
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	1,350,000	1,584,821
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	1,060,000	1,159,046
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	544,000	593,137
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	1,321,000	1,443,726
Teachers Insurance & Annuity Association of America 144A unsec.
sub. bonds 4.90%, 9/15/44	230,000	295,134
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	843,000	1,260,260
TIAA Asset Management Finance Co., LLC 144A sr. unsec. sub.
notes 4.125%, 11/1/24	24,000	27,048
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,640,000	1,837,102
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99	2,978,000	3,002,271

Income Fund 51

	Principal
CORPORATE BONDS AND NOTES (26.6%)* cont.	amount	Value
Financials cont.
U.S. Bancorp sr. unsec. notes 1.375%, 7/22/30	$13,000,000	$12,846,095
UBS Group AG 144A sr. unsec. unsub. notes 4.125%,
9/24/25 (Switzerland)	5,000,000	5,683,356
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	1,961,000	2,246,527
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	200,000	220,297
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	250,000	361,101
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	3,411,000	4,128,705
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	226,000	230,353
		313,767,064
Health care (2.2%)
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29	11,725,000	12,828,587
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	1,776,000	2,300,816
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	5,535,000	5,915,631
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	9,695,000	11,226,163
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	6,014,000	6,506,218
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,775,000	2,143,866
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	7,025,000	8,013,129
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	336,000	391,351
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	3,560,000	4,039,943
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	725,000	902,881
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	1,276,000	1,427,666
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	842,000	1,092,394
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	800,000	846,504
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	1,075,000	1,089,781
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	7,240,000	8,482,996
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	4,425,000	4,604,642
Upjohn, Inc. 144A company guaranty sr. unsec. notes
2.30%, 6/22/27	3,785,000	3,915,138
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	5,795,000	6,792,036
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	3,302,000	3,385,035
		85,904,777
Technology (2.3%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	7,825,000	6,984,896
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	1,216,000	1,336,290
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	599,000	793,137
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	371,000	454,695
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	4,234,000	4,673,834
Broadcom, Inc. company guaranty sr. unsec. bonds
4.15%, 11/15/30	6,470,000	7,248,176
Broadcom, Inc. company guaranty sr. unsec. sub. bonds
4.30%, 11/15/32	7,000,000	7,980,175

52 Income Fund

	Principal
CORPORATE BONDS AND NOTES (26.6%)* cont.	amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	$3,181,000	$3,770,902
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	700,000	955,628
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	5,907,000	6,806,859
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	3,832,000	4,237,663
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	2,218,000	2,602,812
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	3,155,000	3,541,771
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	6,040,000	7,101,989
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	3,835,000	4,133,018
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	956,000	1,037,301
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	4,063,000	4,993,143
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	2,071,000	2,254,949
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	5,645,000	6,629,961
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	9,950,000	9,612,098
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	1,332,000	1,470,968
		88,620,265
Transportation (—%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	1,538,000	1,689,388
		1,689,388
Utilities and power (1.6%)
AES Corp. (The) sr. unsec. unsub. notes 5.125%, 9/1/27	1,324,000	1,420,103
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	2,210,000	2,607,557
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	777,000	1,068,890
Berkshire Hathaway Energy Co. sr. unsec. bonds 6.50%, 9/15/37	227,000	321,378
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	266,000	361,926
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	257,000	305,187
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	1,029,000	1,262,204
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	4,115,000	4,748,577
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	460,000	634,139
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	686,000	785,041
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	9,197,000	9,633,057
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,269,000	1,358,583
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	2,298,000	2,824,587
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	844,000	916,969
IPALCO Enterprises, Inc. 144A sr. bonds 4.25%, 5/1/30	6,812,000	7,647,477
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	707,000	807,222

Income Fund 53

	Principal
CORPORATE BONDS AND NOTES (26.6%)* cont.	amount	Value
Utilities and power cont.
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	$439,000	$441,138
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	665,000	695,863
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	6,190,000	6,825,917
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	2,510,000	2,693,840
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	1,539,000	1,485,865
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	2,841,000	2,875,861
PacifiCorp sr. bonds 2.70%, 9/15/30	3,959,000	4,309,288
PacifiCorp sr. mtge. bonds 6.25%, 10/15/37	139,000	199,842
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	2,605,000	2,823,206
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	2,146,000	2,286,673
		61,340,390
Total corporate bonds and notes (cost $966,734,829)		$1,040,094,878

	Principal
ASSET-BACKED SECURITIES (3.1%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA
LIBOR USD 3 Month + 2.90%), 3.125%, 7/25/24	$8,456,000	$8,477,140
CarMax Auto Owner Trust
Ser. 20-2, Class C, 4.92%, 11/17/25	8,261,000	8,260,257
Ser. 19-1, Class C, 3.74%, 1/15/25	3,086,000	3,204,751
Finance of America HECM Buyout 144A FRB Ser. 20-HB1, Class M4,
4.048%, 2/25/30 W	1,673,000	1,440,453
GM Financial Consumer Automobile Receivables Trust Ser. 20-1,
Class C, 2.18%, 5/16/25	981,000	1,014,151
LHOME Mortgage Trust 144A Ser. 19-RTL2, Class A1,
3.844%, 3/25/24	2,810,000	2,881,093
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%),
1.049%, 10/25/53	4,208,000	4,208,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.949%, 6/25/52	4,156,000	4,135,220
Mortgage Repurchase Agreement Financing Trust FRB Ser. 20-4,
Class A1, (1 Month US LIBOR + 1.35%), 1.495%, 4/23/23	4,400,000	4,394,500
Mortgage Repurchase Agreement Financing Trust 144A
FRB Ser. 20-2, Class A1, (1 Month US LIBOR + 1.75%),
1.897%, 5/29/22	6,750,000	6,741,563
FRB Ser. 20-5, Class A1, (1 Month US LIBOR + 1.00%),
zero %, 8/10/23	6,075,000	6,075,000
MRA Issuance Trust 144A FRB Ser. 20-2, Class A2, (1 Month
US LIBOR + 1.45%), 1.599%, 7/21/21	8,690,000	8,690,000
RMF Buyout Issuance Trust 144A Ser. 20-2, Class M2,
3.091%, 6/25/30 W	1,750,000	1,762,250
Securitized Term Auto Loan Receivables Trust 144A Ser. 19-CRTA,
Class D, 4.572%, 3/25/26 (Canada)	3,789,316	3,922,544
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.899%, 9/7/21	9,248,000	9,248,000

54 Income Fund

	Principal
ASSET-BACKED SECURITIES (3.1%)* cont.	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%),
1.649%, 10/10/21	$9,433,000	$9,433,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 1.15%),
1.299%, 6/25/51	9,044,000	9,044,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
0.979%, 3/26/21	7,235,000	7,235,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR + 1.37%),
zero %, 12/10/21	9,363,000	9,363,000
Toorak Mortgage Corp., Ltd. 144A Ser. 20-1, Class A1,
3.25%, 3/25/23 W	11,080,000	11,203,187
Total asset-backed securities (cost $120,412,476)		$120,733,109

PURCHASED SWAP OPTIONS OUTSTANDING (1.3%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(1.315)/3 month USD-LIBOR-BBA/Jan-51	Jan-21/1.315	$60,717,000	$2,428,073
0.30/3 month USD-LIBOR-BBA/Jun-24	Jun-22/0.30	269,809,400	577,392
Citibank, N.A.
(1.3175)/3 month USD-LIBOR-BBA/Jan-51	Jan-21/1.3175	60,717,000	2,409,251
(1.232)/3 month USD-LIBOR-BBA/Jan-51	Jan-21/1.232	26,985,400	1,402,701
1.629/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629	21,510,600	1,235,569
1.232/3 month USD-LIBOR-BBA/Jan-51	Jan-21/1.232	26,985,400	936,393
1.996/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996	21,510,600	692,426
(1.996)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996	21,510,600	31,836
(1.629)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629	21,510,600	22
Deutsche Bank AG
1.50/3 month USD-LIBOR-BBA/Feb-57	Feb-27/1.50	10,500,000	1,559,250
(1.50)/3 month USD-LIBOR-BBA/Feb-57	Feb-27/1.50	10,500,000	1,436,400
Goldman Sachs International
1.0925/3 month USD-LIBOR-BBA/Nov-22	Nov-20/1.0925	80,000,000	1,360,000
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983	16,092,000	100,092
(1.0925)/3 month USD-LIBOR-BBA/Nov-22	Nov-20/1.0925	80,000,000	80
JPMorgan Chase Bank N.A.
1.101/3 month USD-LIBOR-BBA/Mar-31	Mar-21/1.101	108,761,400	2,785,379
Morgan Stanley & Co. International PLC
2.7725/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725	50,300,800	9,091,870
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00	18,691,900	6,867,591
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00	18,691,900	6,750,954
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75	18,691,900	5,835,424
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	32,836,200	1,929,455
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	32,836,200	1,155,178
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904	6,896,600	6,759
(2.7725)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725	50,300,800	2,012
NatWest Markets PLC
1.465/3 month USD-LIBOR-BBA/Feb-52
(United Kingdom)	Feb-22/1.465	9,000,000	889,200
(1.465)/3 month USD-LIBOR-BBA/Feb-52
(United Kingdom)	Feb-22/1.465	9,000,000	606,600

Income Fund 55

PURCHASED SWAP OPTIONS OUTSTANDING (1.3%)* cont.
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Toronto-Dominion Bank
(1.04)/3 month USD-LIBOR-BBA/Mar-55 (Canada)	Mar-25/1.04	$2,583,000	$475,374
Total purchased swap options outstanding (cost $31,928,986)			$50,565,281

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.2%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.00% TBA
commitments (Call)	Dec-20/$102.72	$984,000,000	$984,000,000	$5,150,256
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	Dec-20/104.06	523,000,000	523,000,000	2,931,938
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Dec-20/104.55	321,000,000	321,000,000	786,450
Total purchased options outstanding (cost $5,163,808)				$8,868,644

	Principal
MUNICIPAL BONDS AND NOTES (0.1%)*	amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$770,000	$1,251,435
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds),
6.718%, 1/1/49	675,000	1,124,179
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	845,000	1,162,855
Total municipal bonds and notes (cost $2,294,169)		$3,538,469

	Principal amount/
SHORT-TERM INVESTMENTS (33.3%)*	shares	Value
Atlantic Asset Securitization, LLC asset backed commercial paper
0.170%, 12/7/20	$16,800,000	$16,797,198
Atlantic Asset Securitization, LLC asset backed commercial paper
0.150%, 11/25/20	19,500,000	19,497,859
Australia & New Zealand Banking Group, Ltd. commercial paper
0.160%, 12/16/20	15,000,000	14,997,846
Barclays Bank PLC asset backed commercial paper
0.150%, 11/24/20	19,500,000	19,497,942
Barclays Bank PLC CCP asset backed commercial paper
0.220%, 12/11/20	15,000,000	14,997,165
Canadian Imperial Bank of Commerce commercial paper
0.150%, 12/22/20	15,000,000	14,997,019
Chariot Funding, LLC asset backed commercial paper
0.140%, 11/23/20	20,000,000	19,998,627
Chariot Funding, LLC asset backed commercial paper
0.100%, 11/2/20	7,000,000	6,999,922
CHARTA, LLC asset backed commercial paper 0.150%, 11/17/20	14,750,000	14,748,953
CRC Funding, LLC asset backed commercial paper
0.130%, 11/16/20	5,625,000	5,624,633
DNB Bank ASA commercial paper 0.200%, 11/23/20	35,000,000	34,997,667
Federal Home Loan Banks discount notes commercial paper
0.096%, 1/15/21	18,910,000	18,906,113

56 Income Fund

	Principal amount/
SHORT-TERM INVESTMENTS (33.3%)* cont.		shares	Value
Federal Home Loan Banks discount notes commercial paper
0.100%, 1/13/21		$22,000,000	$21,995,600
Federal Home Loan Banks discount notes commercial paper
0.110%, 12/11/20		37,000,000	36,996,393
Federal Home Loan Banks discount notes commercial paper
0.112%, 12/9/20		35,900,000	35,896,679
Federal Home Loan Banks discount notes commercial paper
0.092%, 12/2/20		24,600,000	24,598,155
FMS Wertmanagement asset backed commercial paper
0.150%, 11/6/20		15,750,000	15,749,786
Interest in $300,000,000 joint tri-party repurchase agreement dated 10/30/2020 with JPMorgan Securities, LLC due
11/2/2020 — maturity value of $37,006,216 for an effective
yield of 0.070% (collateralized by a U.S. Treasury note with a coupon rate of 0.250% and a due date of 6/30/2025, valued
at $306,001,805)		37,006,000	37,006,000
Liberty Street Funding, LLC asset backed commercial paper
0.160%, 12/8/20		20,000,000	19,996,555
Manhattan Asset Funding Co., LLC asset backed commercial
paper 0.150%, 11/16/20		20,000,000	19,999,424
Matchpoint Finance PLC asset backed commercial paper
0.180%, 12/2/20		20,000,000	19,997,562
MetLife Short Term Funding, LLC asset backed commercial paper
0.130%, 12/21/20		20,000,000	19,995,753
Mitsubishi UFJ Trust & Banking Corp. commercial paper
0.210%, 1/20/21		20,000,000	19,993,394
National Australia Bank, Ltd. commercial paper 0.170%, 1/20/21		20,000,000	19,994,943
Nationwide Building Society commercial paper 0.165%, 12/9/20		20,000,000	19,996,600
Nationwide Building Society commercial paper 0.180%, 11/2/20		15,000,000	14,999,825
Nestle Finance International, Ltd. commercial paper
0.140%, 12/17/20		20,000,000	19,998,240
Nordea Bank ABP commercial paper 0.145%, 11/24/20		20,000,000	19,998,611
NRW.Bank commercial paper 0.130%, 11/12/20		20,000,000	19,999,263
Old Line Funding, LLC asset backed commercial paper
0.190%, 12/21/20		20,000,000	19,995,180
Putnam Short Term Investment Fund 0.17% L	Shares	350,634,973	350,634,973
Societe Generale SA commercial paper 0.130%, 11/5/20		$20,000,000	19,999,667
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	13,053,000	13,053,000
Toronto-Dominion Bank (The) commercial paper
0.150%, 11/24/20		$7,300,000	7,299,427
Toronto-Dominion Bank (The) commercial paper
0.180%, 11/2/20		9,000,000	8,999,933
Total Capital Canada, Ltd. commercial paper 0.180%, 11/5/20		17,000,000	16,999,728
U.S. Treasury Bills 0.123%, 12/22/20 # ∆ §		32,000,000	31,996,111
U.S. Treasury Bills 0.096%, 12/8/20 ∆ §		25,000,000	24,997,813
U.S. Treasury Bills 0.107%, 12/24/20 # ∆		25,000,000	24,996,663
U.S. Treasury Bills 0.112%, 12/10/20 # ∆ §		22,000,000	21,997,910
U.S. Treasury Bills 0.113%, 4/8/21 # ∆ § Φ		21,500,000	21,490,975
U.S. Treasury Bills 0.158%, 11/17/20 ∆		15,000,000	14,999,552
U.S. Treasury Cash Management Bills 0.114%, 1/26/21 # ∆ §		25,000,000	24,991,736
U.S. Treasury Cash Management Bills 0.102%, 2/2/21		22,000,000	21,994,659

Income Fund 57

	Principal amount/
SHORT-TERM INVESTMENTS (33.3%)* cont.	shares	Value
U.S. Treasury Cash Management Bills 0.123%, 2/9/21 # ∆ §	$22,000,000	$21,992,438
U.S. Treasury Cash Management Bills 0.115%, 3/23/21 ∆ §	22,000,000	21,991,814
U.S. Treasury Cash Management Bills 0.093%, 1/5/21 ∆ §	20,100,000	20,096,784
U.S. Treasury Cash Management Bills 0.104%, 3/9/21 ∆ §	17,875,000	17,869,072
Victory Receivables Corp. asset backed commercial paper
0.130%, 11/23/20	9,500,000	9,499,155
Total short-term investments (cost $1,305,149,965)		$1,305,170,317

TOTAL INVESTMENTS
Total investments (cost $7,919,558,421)	$7,950,448,926

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2019 through October 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,915,588,577.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $17,118,225 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $171,247,160 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $242,879 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $49,286,942 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

## Forward commitment, in part or in entirety (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

58 Income Fund

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $2,490,823,958 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond 30 yr (Long)	274	$47,256,438	$47,256,438	Dec-20	$(1,100,617)
U.S. Treasury Bond Ultra 30 yr (Long)	978	210,270,000	210,270,000	Dec-20	(7,010,591)
U.S. Treasury Note 2 yr (Short)	3,904	862,174,000	862,174,000	Dec-20	(4,941)
U.S. Treasury Note 5 yr (Long)	2,499	313,878,306	313,878,306	Dec-20	(552,277)
U.S. Treasury Note 10 yr (Long)	2,238	309,333,563	309,333,563	Dec-20	(2,103,161)
U.S. Treasury Note Ultra 10 yr (Long)	625	98,300,781	98,300,781	Dec-20	(1,198,123)
Unrealized appreciation					—
Unrealized (depreciation)					(11,969,710)
Total					$(11,969,710)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/20 (premiums $51,539,921)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(0.00)/3 month USD-LIBOR-BBA/Jun-24	Jun-22/0.00	$269,809,400	$210,451
0.60/3 month USD-LIBOR-BBA/Jun-24	Jun-22/0.60	269,809,400	442,487
1.525/3 month USD-LIBOR-BBA/Jan-51	Jan-21/1.525	121,434,000	2,434,752
Citibank, N.A.
1.805/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805	21,510,600	8,604
1.247/3 month USD-LIBOR-BBA/Feb-26	Feb-24/1.247	66,000,000	197,340
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	11,101,100	586,693
(1.247)/3 month USD-LIBOR-BBA/Feb-26	Feb-24/1.247	66,000,000	822,360
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	11,101,100	840,686
(1.242)/3 month USD-LIBOR-BBA/Apr-51	Apr-21/1.242	18,889,800	889,521
1.242/3 month USD-LIBOR-BBA/Apr-51	Apr-21/1.242	18,889,800	1,216,125
(1.805)/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805	21,510,600	1,895,944
1.5275/3 month USD-LIBOR-BBA/Jan-51	Jan-21/1.5275	121,434,000	2,412,894

Income Fund 59

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/20 (premiums $51,539,921) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823	$64,368,100	$18,667
2.9425/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	96,644,300	588,564
(2.9425)/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	96,644,300	15,609,021
JPMorgan Chase Bank N.A.
1.333/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333	12,476,100	2,620
(1.333)/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333	12,476,100	117,774
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968	17,130,300	517,678
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07	30,174,400	602,281
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07	30,174,400	1,178,612
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968	17,130,300	1,239,549
(0.7785)/3 month USD-LIBOR-BBA/Mar-31	Mar-21/0.7785	217,522,900	1,875,047
Morgan Stanley & Co. International PLC
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664	27,586,300	28
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	13,718,400	167,090
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	13,718,400	172,029
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	32,836,200	590,723
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	32,836,200	1,805,334
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	13,718,400	2,066,403
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	13,718,400	2,108,107
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75	18,691,900	5,395,978
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00	18,691,900	6,622,540
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00	18,691,900	6,744,224
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	2,457,900	239,252
1.05/3 month USD-LIBOR-BBA/Mar-27	Mar-25/1.05	34,071,000	275,634
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	4,915,900	806,306
UBS AG
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	12,877,200	472,593
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	12,877,200	1,026,055
Wells Fargo Bank, N.A.
1.47/3 month USD-LIBOR-BBA/Feb-34	Feb-24/1.47	14,000,000	502,740
(1.47)/3 month USD-LIBOR-BBA/Feb-34	Feb-24/1.47	14,000,000	713,721
Total			$63,416,427

WRITTEN OPTIONS OUTSTANDING at 10/31/20 (premiums $4,393,750)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.00% TBA
commitments (Put)	Dec-20/$102.72	$984,000,000	$984,000,000	$3,306,240
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Dec-20/104.06	523,000,000	523,000,000	2,972,732

60 Income Fund

WRITTEN OPTIONS OUTSTANDING at 10/31/20 (premiums $4,393,750) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Dec-20/$104.55	$321,000,000	$321,000,000	$738,300
Total				$7,017,272

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/20
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
3.312/3 month USD-LIBOR-BBA/
Nov-38 (Purchased)	Nov-28/3.312	$196,510,100	$(22,104,188)	$11,256,099
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275	73,993,400	(682,589)	2,041,478
(0.765)/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/0.765	35,075,200	(831,282)	426,865
(1.275)/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275	19,218,800	(2,503,249)	278,096
(2.3075)/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075	14,414,200	(326,110)	(36,900)
0.765/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/0.765	35,075,200	(831,282)	(378,812)
1.275/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275	19,218,800	(2,503,249)	(565,225)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275	73,993,400	(682,589)	(678,519)
(3.312)/3 month USD-LIBOR-BBA/
Nov-38 (Purchased)	Nov-28/3.312	196,510,100	(4,492,078)	(1,353,955)
2.3075/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075	14,414,200	(6,777,208)	(2,947,848)
3.195/3 month USD-LIBOR-BBA/
Nov-55 (Written)	Nov-25/3.195	92,778,600	3,036,461	1,099,426
(3.195)/3 month USD-LIBOR-BBA/
Nov-55 (Written)	Nov-25/3.195	92,778,600	24,777,520	(17,267,953)
Citibank, N.A.
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	925,549
(0.462)/3 month USD-LIBOR-BBA/
Jun-26 (Purchased)	Jun-21/0.462	64,422,100	(624,089)	(42,519)
0.462/3 month USD-LIBOR-BBA/
Jun-26 (Purchased)	Jun-21/0.462	64,422,100	(624,089)	(320,178)
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	(576,529)
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245	51,795,400	473,928	454,246
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245	51,795,400	473,928	(383,804)

Income Fund 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/20 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Goldman Sachs International
1.727/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727	$11,702,400	$(1,073,110)	$884,701
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	850,291
(0.42)/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-20/0.42	108,321,400	(277,574)	41,162
0.42/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-20/0.42	108,321,400	(277,574)	(121,320)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	(613,858)
(1.727)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727	11,702,400	(1,749,509)	(641,877)
(2.13)/3 month USD-LIBOR-BBA/
Dec-30 (Purchased)	Dec-20/2.13	56,395,000	(796,579)	(794,042)
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162	95,618,500	(13,580,696)	11,758,207
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	8,407,941
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(881,529)	994,657
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(549,297)	541,884
2.032/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032	4,643,600	(536,336)	471,697
(3.162)/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162	95,618,500	(116,655)	(116,655)
(2.032)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032	4,643,600	(536,336)	(222,243)
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(611,825)	(489,403)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(988,354)	(621,237)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	(4,461,104)
3.229/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229	95,618,500	1,048,935	676,023
(1.168)/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.168	25,768,900	1,658,229	551,712
(5.00 Floor)/3 month USD-LIBOR-BBA/	Mar-21/5.00
Mar-21 (Written)	Floor	1,000,000	222,000	197,880
2.975/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975	95,618,500	9,562	9,562
1.168/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.168	25,768,900	1,658,229	(347,880)

62 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/20 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
(2.975)/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975	$95,618,500	$3,688,962	$(4,019,802)
(3.229)/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229	95,618,500	10,852,700	(7,235,452)
Morgan Stanley & Co. International PLC
2.8025/3 month USD-LIBOR-BBA/
Apr-56 (Purchased)	Apr-26/2.8025	64,429,600	(13,271,918)	10,391,206
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(613,535)	847,488
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	437,384
(2.764)/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764	50,300,800	(82,459)	(80,984)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	(121,369)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(873,546)	(679,564)
2.764/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764	50,300,800	(9,817,794)	(742,943)
(2.8025)/3 month USD-LIBOR-BBA/
Apr-56 (Purchased)	Apr-26/2.8025	64,429,600	(3,565,599)	(1,345,934)
2.7875/3 month USD-LIBOR-BBA/
Apr-59 (Written)	Apr-29/2.7875	57,986,600	4,000,753	1,220,038
(2.7875)/3 month USD-LIBOR-BBA/
Apr-59 (Written)	Apr-29/2.7875	57,986,600	12,298,314	(9,092,299)
UBS AG
1.6125/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125	32,836,200	(900,697)	1,028,101
(0.902)/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902	16,661,800	(932,228)	352,230
(0.983)/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983	55,539,700	(880,304)	284,919
(0.87)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87	138,849,000	(936,537)	183,281
0.8925/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925	41,654,700	(883,080)	(224,102)
(0.8925)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925	41,654,700	(883,080)	(228,268)
0.983/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983	55,539,700	(880,304)	(344,346)
0.87/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87	138,849,000	(936,537)	(379,058)
0.902/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902	16,661,800	(932,228)	(456,200)
(1.6125)/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125	32,836,200	(2,401,147)	(1,243,835)

Income Fund 63

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/20 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
UBS AG cont.
1.30/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30	$69,776,800	$2,072,781	$2,010,270
(0.958)/3 month USD-LIBOR-BBA/
May-30 (Written)	May-25/0.958	33,323,900	885,583	314,244
0.958/3 month USD-LIBOR-BBA/
May-30 (Written)	May-25/0.958	33,323,900	885,583	(174,950)
(1.30)/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30	69,776,800	557,804	(1,999,105)
Wells Fargo Bank, N.A.
2.2775/3 month USD-LIBOR-BBA/
Jul-52 (Purchased)	Jul-22/2.2775	46,012,800	(3,888,082)	8,013,129
(2.2775)/3 month USD-LIBOR-BBA/
Jul-52 (Purchased)	Jul-22/2.2775	46,012,800	(3,888,082)	(2,868,438)
Unrealized appreciation				66,949,766
Unrealized (depreciation)				(64,218,510)
Total				$2,731,256

TBA SALE COMMITMENTS OUTSTANDING at 10/31/20 (proceeds receivable $2,279,149,531)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 4.50%, 11/1/50	$1,000,000	11/19/20	$1,072,813
Uniform Mortgage-Backed Securities, 5.00%, 11/1/50	2,000,000	11/12/20	2,196,875
Uniform Mortgage-Backed Securities, 4.00%, 11/1/50	47,000,000	11/12/20	50,185,349
Uniform Mortgage-Backed Securities, 3.50%, 11/1/50	146,000,000	11/12/20	154,155,472
Uniform Mortgage-Backed Securities, 3.00%, 11/1/50	5,000,000	11/12/20	5,226,172
Uniform Mortgage-Backed Securities, 2.50%, 11/1/50	554,000,000	11/12/20	577,285,285
Uniform Mortgage-Backed Securities, 2.00%, 11/1/50	1,227,000,000	11/12/20	1,265,439,579
Uniform Mortgage-Backed Securities, 1.50%, 11/1/50	221,000,000	11/12/20	222,484,855
Total			$2,278,046,400

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$2,954,000	$131,158 E	$(16)	2/2/24	3 month USD-	2.5725% —	$131,141
				LIBOR-BBA —	Semiannually
				Quarterly
7,645,700	332,741 E	(43)	2/2/24	2.528% —	3 month USD-	(332,783)
				Semiannually	LIBOR-BBA —
					Quarterly
16,004,800	1,079,684 E	(3,239)	12/2/23	3 month USD-	2.536% —	1,076,445
				LIBOR-BBA —	Semiannually
				Quarterly
5,533,100	245,393 E	(945)	2/2/24	3 month USD-	2.57% —	244,448
				LIBOR-BBA —	Semiannually
				Quarterly

64 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$9,968,700	$389,876 E	$(56)	2/2/24	3 month USD-	2.3075% —	$389,820
				LIBOR-BBA —	Semiannually
				Quarterly
14,633,000	575,223 E	(82)	2/9/24	3 month USD-	2.32% —	575,142
				LIBOR-BBA —	Semiannually
				Quarterly
5,512,000	459,701 E	(123)	11/20/39	3 month USD-	2.55% —	459,578
				LIBOR-BBA —	Semiannually
				Quarterly
30,229,900	3,821,966 E	(428)	12/7/30	2.184% —	3 month USD-	(3,822,394)
				Semiannually	LIBOR-BBA —
					Quarterly
31,819,500	4,043,622 E	—	12/14/30	2.1935% —	3 month USD-	(4,043,622)
				Semiannually	LIBOR-BBA —
					Quarterly
13,411,400	3,639,452 E	—	6/14/52	2.4105% —	3 month USD-	(3,639,452)
				Semiannually	LIBOR-BBA —
					Quarterly
18,851,000	1,024,175 E	(212)	6/5/29	3 month USD-	2.2225% —	1,023,963
				LIBOR-BBA —	Semiannually
				Quarterly
1,576,600	385,636 E	(54)	6/22/52	2.3075% —	3 month USD-	(385,690)
				Semiannually	LIBOR-BBA —
					Quarterly
1,265,600	290,189 E	(43)	7/5/52	2.25% —	3 month USD-	(290,233)
				Semiannually	LIBOR-BBA —
					Quarterly
28,492,700	3,137,331 E	(403)	1/22/31	2.035% —	3 month USD-	(3,137,735)
				Semiannually	LIBOR-BBA —
					Quarterly
30,390,200	4,341,544 E	(1,036)	8/8/52	1.9185% —	3 month USD-	(4,342,580)
				Semiannually	LIBOR-BBA —
					Quarterly
24,992,000	1,665,217 E	(852)	9/12/52	1.626% —	3 month USD-	(1,666,069)
				Semiannually	LIBOR-BBA —
					Quarterly
111,010,500	1,168,941	(311,098)	10/15/21	3 month USD-	1.316% —	910,354
				LIBOR-BBA —	Semiannually
				Quarterly
115,451,000	1,455,837	(308,001)	10/21/21	3 month USD-	1.5025% —	1,188,661
				LIBOR-BBA —	Semiannually
				Quarterly
509,000	75,205 E	(17)	1/16/55	2.032% —	3 month USD-	(75,222)
				Semiannually	LIBOR-BBA —
					Quarterly
702,100	93,955 E	(24)	1/24/55	3 month USD-	1.977% —	93,931
				LIBOR-BBA —	Semiannually
				Quarterly
86,042,300	534,323	47,115	11/3/21	0.83% —	3 month USD-	(487,208)
				Semiannually	LIBOR-BBA —
					Quarterly

Income Fund 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$86,042,300	$963,674	$(159,817)	11/3/21	3 month USD-	1.331% —	$803,857
				LIBOR-BBA —	Semiannually
				Quarterly
2,500,000	25,175 E	(85)	3/1/57	1.50% —	3 month USD-	(25,260)
				Semiannually	LIBOR-BBA —
					Quarterly
19,122,200	397,933 E	(652)	3/4/52	1.265% —	3 month USD-	397,281
				Semiannually	LIBOR-BBA —
					Quarterly
14,501,500	250,586 E	(205)	3/4/31	3 month USD-	1.101% —	250,381
				LIBOR-BBA —	Semiannually
				Quarterly
134,370,300	525,388	(507)	9/8/21	0.68% —	3 month USD-	(610,126)
				Semiannually	LIBOR-BBA —
					Quarterly
296,756,300	1,008,971	(1,119)	10/15/21	0.571% —	3 month USD-	(1,052,205)
				Semiannually	LIBOR-BBA —
					Quarterly
33,463,400	1,506,188 E	(1,141)	1/27/47	3 month USD-	1.27% —	(1,507,329)
				LIBOR-BBA —	Semiannually
				Quarterly
2,826,300	124,046 E	(96)	3/7/50	1.275% —	3 month USD-	123,950
				Semiannually	LIBOR-BBA —
					Quarterly
11,084,500	1,356,410 E	(378)	3/10/52	0.8725% —	3 month USD-	1,356,032
				Semiannually	LIBOR-BBA —
					Quarterly
7,012,700	1,139,914 E	(239)	3/11/52	0.717% —	3 month USD-	1,139,675
				Semiannually	LIBOR-BBA —
					Quarterly
31,280,800	113,862 E	(443)	3/17/32	3 month USD-	1.03% —	(114,305)
				LIBOR-BBA —	Semiannually
				Quarterly
5,431,400	103,848 E	(66)	3/24/32	3 month USD-	1.07% —	(103,914)
				LIBOR-BBA —	Semiannually
				Quarterly
2,783,800	117,365 E	(42)	3/24/35	3 month USD-	0.968% —	(117,407)
				LIBOR-BBA —	Semiannually
				Quarterly
23,897,600	670,089 E	(338)	4/25/32	0.7925% —	3 month USD-	669,750
				Semiannually	LIBOR-BBA —
					Quarterly
2,448,100	85,732 E	(48)	6/28/37	3 month USD-	1.168% —	(85,780)
				LIBOR-BBA —	Semiannually
				Quarterly
112,654,200	609,459	(911)	7/14/25	3 month USD-	0.30% —	(522,813)
				LIBOR-BBA —	Semiannually
				Quarterly
51,994,300	1,056,524	(689)	7/15/30	3 month USD-	0.645% —	(964,284)
				LIBOR-BBA —	Semiannually
				Quarterly

66 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$60,047,100	$343,469	$(568)	8/31/25	0.3084% —	3 month USD-	$338,236
				Semiannually	LIBOR-BBA —
					Quarterly
127,673,800	422,600 E	(711)	7/5/24	0.2429% —	3 month USD-	421,889
				Semiannually	LIBOR-BBA —
					Quarterly
80,157,800	556,295	(648)	8/12/25	3 month USD-	0.277% —	(554,548)
				LIBOR-BBA —	Semiannually
				Quarterly
3,220,600	146,892 E	(110)	9/2/52	3 month USD-	1.188% —	(147,001)
				LIBOR-BBA —	Semiannually
				Quarterly
770,946,000	53,966 E	485,075	12/16/22	0.25% —	3 month USD-	431,108
				Semiannually	LIBOR-BBA —
					Quarterly
1,217,567,000	6,854,902 E	16,368	12/16/25	0.35% —	3 month USD-	6,871,270
				Semiannually	LIBOR-BBA —
					Quarterly
2,524,000	14,210 E	(179)	12/16/25	3 month USD-	0.35% —	(14,389)
				LIBOR-BBA —	Semiannually
				Quarterly
1,717,000	64,765 E	(7,044)	12/16/50	1.15% —	3 month USD-	57,722
				Semiannually	LIBOR-BBA —
					Quarterly
95,999,000	3,621,082 E	385,223	12/16/50	3 month USD-	1.15% —	(3,235,859)
				LIBOR-BBA —	Semiannually
				Quarterly
102,472,000	482,643	(967)	10/13/25	0.344% —	3 month USD-	476,172
				Semiannually	LIBOR-BBA —
					Quarterly
245,261,000	4,704,106 E	(646,343)	12/16/30	0.70% —	3 month USD-	4,057,762
				Semiannually	LIBOR-BBA —
					Quarterly
1,189,000	22,805 E	(107)	12/16/30	3 month USD-	0.70% —	(22,912)
				LIBOR-BBA —	Semiannually
				Quarterly
55,039,700	25,869	(208)	9/16/22	3 month USD-	0.214% —	(28,038)
				LIBOR-BBA —	Semiannually
				Quarterly
84,990,000	1,054,726	366,808	10/23/50	3 month USD-	1.241% —	(668,923)
				LIBOR-BBA —	Semiannually
				Quarterly
108,321,400	157,066	(876)	10/13/25	0.41% —	3 month USD-	146,797
				Semiannually	LIBOR-BBA —
					Quarterly
29,646,000	102,279	15,222	10/16/25	3 month USD-	0.37% —	(85,519)
				LIBOR-BBA —	Semiannually
				Quarterly
97,111,000	1,193,494	67,546	10/16/30	3 month USD-	0.75% —	(1,105,534)
				LIBOR-BBA —	Semiannually
				Quarterly

Income Fund 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$7,655,000	$257,667	$(20,627)	10/16/50	1.16% —	3 month USD-	$234,123
				Semiannually	LIBOR-BBA —
					Quarterly
367,083,000	11,012	(1,384)	10/23/22	3 month USD-	0.2345% —	(12,459)
				LIBOR-BBA —	Semiannually
				Quarterly
60,420,000	201,803	(801)	10/23/30	0.84250% —	3 month USD-	192,849
				Semiannually	LIBOR-BBA —
					Quarterly
11,356,000	42,926	(151)	10/23/30	0.838% —	3 month USD-	41,254
				Semiannually	LIBOR-BBA —
					Quarterly
25,171,200	223,269	(858)	10/23/50	1.2545% —	3 month USD-	216,709
				Semiannually	LIBOR-BBA —
					Quarterly
43,709,000	290,665	(1,490)	10/23/50	1.263% —	3 month USD-	279,192
				Semiannually	LIBOR-BBA —
					Quarterly
49,416,000	182,839	(655)	10/28/30	0.84005% —	3 month USD-	179,945
				Semiannually	LIBOR-BBA —
					Quarterly
61,582,000	586,261	(817)	10/30/30	3 month USD-	0.7805% —	(586,476)
				LIBOR-BBA —	Semiannually
				Quarterly
35,125,000	258,169	(466)	11/2/30	3 month USD-	0.8045% —	(258,635)
				LIBOR-BBA —	Semiannually
				Quarterly
36,275,000	121,884	(484)	11/3/30	0.8454% —	3 month USD-	121,404
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(95,585)				$(9,145,863)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$67,387	$64,341	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(2,095)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
119,555	118,721	—	1/12/41	4.50% (1 month	Synthetic TRS	967
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

68 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$1,800,839	$1,800,063	$ —	1/12/40	4.00% (1 month	Synthetic MBX	$2,572
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
272,650	272,532	—	1/12/40	4.00% (1 month	Synthetic MBX	389
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
28,089,562	28,143,707	—	1/12/41	5.00% (1 month	Synthetic MBX	117,170
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,720,802	2,726,084	—	1/12/40	5.00% (1 month	Synthetic MBX	11,433
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,918,133	1,923,486	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(10,362)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
33,282,315	33,354,474	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(162,637)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
264,950	261,345	—	1/12/43	3.50% (1 month	Synthetic TRS	(75)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
26,538	26,177	—	1/12/43	3.50% (1 month	Synthetic TRS	(8)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
172,340	164,548	—	1/12/41	4.00% (1 month	Synthetic TRS	(5,358)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
53,034	50,636	—	1/12/41	4.00% (1 month	Synthetic TRS	(1,649)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
43,289	43,050	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(430)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
117,175	117,251	—	1/12/39	6.00% (1 month	Synthetic TRS	1,604
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$232,803	$232,527	$—	1/12/38	6.50% (1 month	Synthetic TRS	$2,736
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
26,277	26,246	—	1/12/38	6.50% (1 month	Synthetic TRS	309
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
2,298,037	2,302,467	—	1/12/41	5.00% (1 month	Synthetic MBX	9,586
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
544,505	545,555	—	1/12/41	5.00% (1 month	Synthetic MBX	2,271
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
464,635	463,881	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,573
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
76,388	75,349	—	1/12/43	3.50% (1 month	Synthetic TRS	(22)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
582,695	590,552	—	1/12/45	4.00% (1 month	Synthetic TRS	16,655
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
258,105	246,434	—	1/12/41	4.00% (1 month	Synthetic TRS	(8,024)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
204,058	206,810	—	1/12/45	4.00% (1 month	Synthetic TRS	5,833
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
991,264	946,444	—	1/12/41	(4.00%) 1 month	Synthetic TRS	30,818
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
209,488	208,332	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(2,081)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

70 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$112,883	$113,128	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(552)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
300,989	301,641	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,471)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
834,861	836,671	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,080)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,222,311	2,227,129	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(10,860)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,044,331	3,050,932	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(14,876)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
482,653	480,704	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(4,594)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
275,868	272,115	—	1/12/43	(3.50%) 1 month	Synthetic TRS	78
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
422,418	403,318	—	1/12/41	4.00% (1 month	Synthetic TRS	(13,133)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
202,523	205,254	—	1/12/45	4.00% (1 month	Synthetic TRS	5,789
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,980	17,167	—	1/12/41	4.00% (1 month	Synthetic TRS	(559)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
86,673	86,069	—	1/12/41	4.50% (1 month	Synthetic TRS	701
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
408,714	406,458	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(4,061)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$731,485	$731,959	$—	1/12/39	6.00% (1 month	Synthetic TRS	$10,016
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
525,202	525,543	—	1/12/39	6.00% (1 month	Synthetic TRS	7,191
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
290,938	291,127	—	1/12/39	6.00% (1 month	Synthetic TRS	3,984
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,460	9,466	—	1/12/39	6.00% (1 month	Synthetic TRS	130
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
365,864	365,430	—	1/12/38	6.50% (1 month	Synthetic TRS	4,301
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
333,842	333,446	—	1/12/38	6.50% (1 month	Synthetic TRS	3,924
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
323,478	323,095	—	1/12/38	6.50% (1 month	Synthetic TRS	3,802
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
257,533	257,228	—	1/12/38	6.50% (1 month	Synthetic TRS	3,027
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
111,239	111,107	—	1/12/38	6.50% (1 month	Synthetic TRS	1,308
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N. A.
408,732	406,476	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(4,061)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Securities LLC
302,700	302,209	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(3,631)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
819,239	780,188	—	1/12/44	4.00% (1 month	Synthetic TRS	(27,892)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

72 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$819,239	$780,188	$—	1/12/44	(4.00%) 1 month	Synthetic TRS	$27,892
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Morgan Stanley & Co. International PLC
7,006,537	6,989,566	(16,971)	7/17/24	3.825% (3 month	Pera Funding DAC,	(16,732)
				USD-LIBOR-BBA	3.825%, Series
				minus 0.12%) —	2019–01, 7/10/24 —
				Quarterly	Quarterly
Upfront premium received		—		Unrealized appreciation		280,059
Upfront premium (paid)		(16,971)		Unrealized (depreciation)		(299,243)
Total		$(16,971)		Total		$(19,184)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB/P	$13,534	$198,000	$64,172	5/11/63	300 bp —	$(50,522)
Index						Monthly
CMBX NA BBB–.6	BB/P	26,395	438,000	141,956	5/11/63	300 bp —	(115,305)
Index						Monthly
CMBX NA BBB–.6	BB/P	54,079	876,000	283,912	5/11/63	300 bp —	(229,321)
Index						Monthly
CMBX NA BBB–.6	BB/P	51,528	904,000	292,986	5/11/63	300 bp —	(240,931)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	29,025	180,000	22,536	5/11/63	200 bp —	6,559
Index						Monthly
CMBX NA A.6	A/P	26,554	219,000	27,419	5/11/63	200 bp —	(804)
Index						Monthly
CMBX NA A.6	A/P	37,103	310,000	38,812	5/11/63	200 bp —	(1,588)
Index						Monthly
CMBX NA A.6	A/P	66,178	543,000	67,984	5/11/63	200 bp —	(1,594)
Index						Monthly
CMBX NA A.6	A/P	74,013	620,000	77,624	5/11/63	200 bp —	(3,370)
Index						Monthly
CMBX NA A.6	A/P	108,726	918,000	114,934	5/11/63	200 bp —	(5,851)
Index						Monthly
CMBX NA A.6	A/P	119,182	1,001,000	125,325	5/11/63	200 bp —	(5,754)
Index						Monthly
CMBX NA A.6	A/P	177,073	1,507,000	188,676	5/11/63	200 bp —	(11,018)
Index						Monthly
CMBX NA A.6	A/P	(19,398)	2,261,000	283,077	5/11/63	200 bp —	(301,596)
Index						Monthly

Income Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA A.6	A/P	$364,258	$2,871,000	$359,449	5/11/63	200 bp —	$5,925
Index						Monthly
CMBX NA A.6	A/P	463,891	3,886,000	486,527	5/11/63	200 bp —	(21,125)
Index						Monthly
CMBX NA A.6	A/P	460,248	3,886,000	486,527	5/11/63	200 bp —	(24,768)
Index						Monthly
CMBX NA A.6	A/P	498,339	4,381,000	548,501	5/11/63	200 bp —	(48,459)
Index						Monthly
CMBX NA A.6	A/P	683,727	4,429,000	554,511	5/11/63	200 bp —	130,938
Index						Monthly
CMBX NA A.6	A/P	646,875	5,000,000	626,000	5/11/63	200 bp —	22,819
Index						Monthly
CMBX NA A.6	A/P	562,500	5,000,000	626,000	5/11/63	200 bp —	(61,556)
Index						Monthly
CMBX NA A.6	A/P	912,540	5,448,000	682,090	5/11/63	200 bp —	232,569
Index						Monthly
CMBX NA A.6	A/P	988,378	5,588,000	699,618	5/11/63	200 bp —	290,933
Index						Monthly
CMBX NA A.6	A/P	1,004,754	6,643,000	831,704	5/11/63	200 bp —	175,634
Index						Monthly
CMBX NA A.6	A/P	1,092,341	8,827,000	1,105,140	5/11/63	200 bp —	(9,366)
Index						Monthly
CMBX NA A.6	A/P	4,529,315	27,244,000	3,410,949	5/11/63	200 bp —	1,128,961
Index						Monthly
CMBX NA BB.11	BB–/P	1,234,525	2,185,000	777,423	11/18/54	500 bp —	459,226
Index						Monthly
CMBX NA BB.6	B+/P	209,726	1,462,000	733,339	5/11/63	500 bp —	(522,192)
Index						Monthly
CMBX NA BB.6	B+/P	637,395	3,923,000	1,967,777	5/11/63	500 bp —	(1,326,568)
Index						Monthly
CMBX NA BB.7	B+/P	132,687	2,600,000	1,158,560	1/17/47	500 bp —	(1,023,345)
Index						Monthly
CMBX NA BBB–.6	BB/P	1,215,720	3,684,000	1,193,984	5/11/63	300 bp —	23,885
Index						Monthly
CMBX NA BBB–.6	BB/P	307,697	3,849,000	1,247,461	5/11/63	300 bp —	(937,519)
Index						Monthly
CMBX NA BBB–.6	BB/P	427,327	6,277,000	2,034,376	5/11/63	300 bp —	(1,603,387)
Index						Monthly
CMBX NA BBB–.6	BB/P	8,578,189	134,710,000	43,659,511	5/11/63	300 bp —	(35,002,741)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(34,207)	30,976,000	3,878,195	5/11/63	200 bp —	(3,900,356)
Index						Monthly
CMBX NA A.7	A-/P	11,938	287,000	31,111	1/17/47	200 bp —	(19,061)
Index						Monthly
CMBX NA A.7	A-/P	102,321	2,780,000	301,352	1/17/47	200 bp —	(197,950)
Index						Monthly

74 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BB.7	B+/P	$97,913	$732,000	$326,179	1/17/47	500 bp —	$(227,555)
Index						Monthly
CMBX NA BBB–.6	BB/P	4,441,511	47,269,000	15,319,883	5/11/63	300 bp —	(10,850,798)
Index						Monthly
CMBX NA BBB–.7	BB+/P	143,564	2,186,000	545,626	1/17/47	300 bp —	(400,786)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	5,271	168,000	21,034	5/11/63	200 bp —	(15,698)
Index						Monthly
CMBX NA A.6	A/P	16,026	526,000	65,855	5/11/63	200 bp —	(49,624)
Index						Monthly
CMBX NA A.6	A/P	65,431	551,000	68,985	5/11/63	200 bp —	(3,340)
Index						Monthly
CMBX NA A.6	A/P	(1,095)	602,000	75,370	5/11/63	200 bp —	(76,231)
Index						Monthly
CMBX NA A.6	A/P	50,224	975,000	122,070	5/11/63	200 bp —	(71,467)
Index						Monthly
CMBX NA A.6	A/P	65,795	1,256,000	157,251	5/11/63	200 bp —	(90,968)
Index						Monthly
CMBX NA A.6	A/P	204,156	1,390,000	174,028	5/11/63	200 bp —	30,669
Index						Monthly
CMBX NA A.6	A/P	(1,055)	1,740,000	217,848	5/11/63	200 bp —	(218,226)
Index						Monthly
CMBX NA A.6	A/P	88,084	1,783,000	223,232	5/11/63	200 bp —	(134,454)
Index						Monthly
CMBX NA A.6	A/P	55,332	1,789,000	223,983	5/11/63	200 bp —	(167,955)
Index						Monthly
CMBX NA A.6	A/P	109,667	1,964,000	245,893	5/11/63	200 bp —	(135,462)
Index						Monthly
CMBX NA A.6	A/P	239,903	2,206,000	276,191	5/11/63	200 bp —	(35,431)
Index						Monthly
CMBX NA A.6	A/P	165,367	2,518,000	315,254	5/11/63	200 bp —	(148,908)
Index						Monthly
CMBX NA A.6	A/P	320,501	2,757,000	345,176	5/11/63	200 bp —	(23,603)
Index						Monthly
CMBX NA A.6	A/P	402,955	2,779,000	347,931	5/11/63	200 bp —	56,105
Index						Monthly
CMBX NA A.6	A/P	338,288	2,910,000	364,332	5/11/63	200 bp —	(24,913)
Index						Monthly
CMBX NA A.6	A/P	152,946	2,939,000	367,963	5/11/63	200 bp —	(213,874)
Index						Monthly
CMBX NA A.6	A/P	148,581	3,016,000	377,603	5/11/63	200 bp —	(227,849)
Index						Monthly
CMBX NA A.6	A/P	(32,020)	3,372,000	422,174	5/11/63	200 bp —	(452,883)
Index						Monthly
CMBX NA A.6	A/P	224,300	3,497,000	437,824	5/11/63	200 bp —	(212,164)
Index						Monthly

Income Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$214,889	$4,245,000	$531,474	5/11/63	200 bp —	$(314,934)
Index						Monthly
CMBX NA BBB–	BBB–/P	122,839	776,000	132,929	12/16/72	300 bp —	(9,637)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	131,166	837,000	143,378	12/16/72	300 bp —	(11,724)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	176,725	1,044,000	178,837	12/16/72	300 bp —	(1,503)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	178,712	1,044,000	178,837	12/16/72	300 bp —	484
.13 Index						Monthly
CMBX NA BBB–.6	BB/P	1,869	37,000	11,992	5/11/63	300 bp —	(10,101)
Index						Monthly
CMBX NA BBB–.6	BB/P	11,786	112,000	36,299	5/11/63	300 bp —	(24,448)
Index						Monthly
CMBX NA BBB–.6	BB/P	12,607	146,000	47,319	5/11/63	300 bp —	(34,626)
Index						Monthly
CMBX NA BBB–.6	BB/P	18,143	375,000	121,538	5/11/63	300 bp —	(103,176)
Index						Monthly
CMBX NA BBB–.6	BB/P	43,346	392,000	127,047	5/11/63	300 bp —	(83,473)
Index						Monthly
CMBX NA BBB–.6	BB/P	43,389	401,000	129,964	5/11/63	300 bp —	(86,341)
Index						Monthly
CMBX NA BBB–.6	BB/P	43,557	401,000	129,964	5/11/63	300 bp —	(86,173)
Index						Monthly
CMBX NA BBB–.6	BB/P	39,801	503,000	163,022	5/11/63	300 bp —	(122,928)
Index						Monthly
CMBX NA BBB–.6	BB/P	33,283	671,000	217,471	5/11/63	300 bp —	(183,796)
Index						Monthly
CMBX NA BBB–.6	BB/P	32,711	671,000	217,471	5/11/63	300 bp —	(184,368)
Index						Monthly
CMBX NA BBB–.6	BB/P	77,301	714,000	231,407	5/11/63	300 bp —	(153,690)
Index						Monthly
CMBX NA BBB–.6	BB/P	68,535	1,006,000	326,045	5/11/63	300 bp —	(256,923)
Index						Monthly
CMBX NA BBB–.6	BB/P	134,237	1,144,000	370,770	5/11/63	300 bp —	(235,866)
Index						Monthly
CMBX NA BBB–.6	BB/P	71,141	1,402,000	454,388	5/11/63	300 bp —	(382,430)
Index						Monthly
CMBX NA BBB–.6	BB/P	200,757	1,446,000	468,649	5/11/63	300 bp —	(267,048)
Index						Monthly
CMBX NA BBB–.6	BB/P	137,523	1,554,000	503,651	5/11/63	300 bp —	(365,221)
Index						Monthly
CMBX NA BBB–.6	BB/P	117,779	1,855,000	601,206	5/11/63	300 bp —	(482,344)
Index						Monthly
CMBX NA BBB–.6	BB/P	217,967	2,463,000	798,258	5/11/63	300 bp —	(578,855)
Index						Monthly

76 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB/P	$207,367	$2,467,000	$799,555	5/11/63	300 bp —	$(590,749)
Index						Monthly
CMBX NA BBB–.6	BB/P	407,935	2,864,000	928,222	5/11/63	300 bp —	(518,616)
Index						Monthly
CMBX NA BBB–.6	BB/P	259,403	3,236,000	1,048,788	5/11/63	300 bp —	(787,497)
Index						Monthly
CMBX NA BBB–.6	BB/P	250,279	3,302,000	1,070,178	5/11/63	300 bp —	(817,973)
Index						Monthly
CMBX NA BBB–.6	BB/P	245,701	3,333,000	1,080,225	5/11/63	300 bp —	(832,580)
Index						Monthly
CMBX NA BBB–.6	BB/P	244,226	3,333,000	1,080,225	5/11/63	300 bp —	(834,055)
Index						Monthly
CMBX NA BBB–.6	BB/P	345,231	4,755,000	1,541,096	5/11/63	300 bp —	(1,193,091)
Index						Monthly
CMBX NA BBB–.6	BB/P	345,231	4,755,000	1,541,096	5/11/63	300 bp —	(1,193,091)
Index						Monthly
CMBX NA BBB–.6	BB/P	759,433	10,002,000	3,241,648	5/11/63	300 bp —	(2,476,380)
Index						Monthly
CMBX NA BBB–.7	BB+/P	49,185	605,000	151,008	1/17/47	300 bp —	(101,470)
Index						Monthly
CMBX NA BBB–.7	BB+/P	79,110	1,135,000	283,296	1/17/47	300 bp —	(203,524)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.13	A-/P	33,777	419,000	42,445	12/16/72	200 bp —	(8,505)
Index						Monthly
CMBX NA A.13	A-/P	(10,398)	10,000,000	1,013,000	12/16/72	200 bp —	(1,019,509)
Index						Monthly
CMBX NA A.6	A/P	184,100	1,315,000	164,638	5/11/63	200 bp —	19,973
Index						Monthly
CMBX NA A.6	A/P	549,146	3,684,000	461,237	5/11/63	200 bp —	89,342
Index						Monthly
CMBX NA A.6	A/P	432,520	3,932,000	492,286	5/11/63	200 bp —	(58,237)
Index						Monthly
CMBX NA A.6	A/P	9,958,994	76,594,000	9,589,569	5/11/63	200 bp —	399,212
Index						Monthly
CMBX NA BB.10	BB–/P	76,868	958,000	432,537	5/11/63	500 bp —	(354,737)
Index						Monthly
CMBX NA BBB–	BBB–/P	112,665	716,000	122,651	12/16/72	300 bp —	(9,568)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	288,672	1,585,000	271,511	12/16/72	300 bp —	18,086
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	421,114	2,522,000	432,019	12/16/72	300 bp —	(10,905)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	668,631	3,321,000	568,887	12/16/72	300 bp —	101,681
.13 Index						Monthly

Income Fund 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BB/P	$29,783,791	$93,161,000	$30,193,480	5/11/63	300 bp —	$(355,345)
Index						Monthly
CMBX NA BBB–.7	BB+/P	339,467	1,446,000	360,922	1/17/47	300 bp —	(20,611)
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BB/P	144,127	1,593,000	516,291	5/11/63	300 bp —	(371,235)
Index						Monthly
CMBX NA BBB–.6	BB/P	141,186	1,851,000	599,909	5/11/63	300 bp —	(457,644)
Index						Monthly
CMBX NA BBB–.6	BB/P	220,065	2,499,000	809,926	5/11/63	300 bp —	(588,403)
Index						Monthly
CMBX NA BBB–.6	BB/P	189,239	2,944,000	954,150	5/11/63	300 bp —	(763,194)
Index						Monthly
CMBX NA BBB–.6	BB/P	269,586	3,657,000	1,185,234	5/11/63	300 bp —	(913,514)
Index						Monthly
CMBX NA BBB–.6	BB/P	288,245	4,013,000	1,300,613	5/11/63	300 bp —	(1,010,027)
Index						Monthly
CMBX NA BBB–.6	BB/P	1,250,695	14,007,000	4,539,669	5/11/63	300 bp —	(3,280,803)
Index						Monthly
CMBX NA BBB–.6	BB/P	1,333,541	18,282,000	5,925,196	5/11/63	300 bp —	(4,580,991)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	99,200	992,000	124,198	5/11/63	200 bp —	(24,613)
Index						Monthly
CMBX NA A.6	A/P	248,100	2,481,000	310,621	5/11/63	200 bp —	(61,556)
Index						Monthly
CMBX NA A.6	A/P	541,406	3,465,000	433,818	5/11/63	200 bp —	108,936
Index						Monthly
CMBX NA A.6	A/P	515,760	3,684,000	461,237	5/11/63	200 bp —	55,956
Index						Monthly
CMBX NA A.6	A/P	(73,413)	9,566,000	1,197,663	5/11/63	200 bp —	(1,267,357)
Index						Monthly
CMBX NA A.6	A/P	1,907,585	12,307,000	1,540,836	5/11/63	200 bp —	371,535
Index						Monthly
CMBX NA BBB–	BBB–/P	99,730	491,000	84,108	12/16/72	300 bp —	15,909
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	123,934	758,000	129,845	12/16/72	300 bp —	(5,469)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	131,705	837,000	143,378	12/16/72	300 bp —	(11,185)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	163,752	871,000	149,202	12/16/72	300 bp —	15,058
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	265,033	1,683,000	288,298	12/16/72	300 bp —	(22,283)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	1,209,951	6,142,000	1,052,125	12/16/72	300 bp —	161,409
.13 Index						Monthly

78 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BB/P	$151,989	$1,554,000	$503,651	5/11/63	300 bp —	$(350,756)
Index						Monthly
CMBX NA BBB–.6	BB/P	529,757	6,342,000	2,055,442	5/11/63	300 bp —	(1,521,985)
Index						Monthly
CMBX NA BBB–.6	BB/P	489,483	6,670,000	2,161,747	5/11/63	300 bp —	(1,668,373)
Index						Monthly
CMBX NA BBB–.6	BB/P	777,807	9,703,000	3,144,742	5/11/63	300 bp —	(2,361,275)
Index						Monthly
CMBX NA BBB–.6	BB/P	1,236,736	16,509,000	5,350,567	5/11/63	300 bp —	(4,104,200)
Index						Monthly
CMBX NA BBB–.6	BB/P	3,944,707	59,543,000	19,297,886	5/11/63	300 bp —	(15,318,446)
Index						Monthly
Upfront premium received		97,630,124	Unrealized appreciation				3,921,804
Upfront premium (paid)		(171,586)	Unrealized (depreciation)				(113,497,593)
Total		$97,458,538	Total				$(109,575,789)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,164)	$157,000	$17,019	1/17/47	(200 bp) —	$15,794
					Monthly
CMBX NA BB.10 Index	(46,755)	448,000	202,272	11/17/59	(500 bp) —	155,082
					Monthly
CMBX NA BB.10 Index	(40,460)	369,000	166,604	11/17/59	(500 bp) —	125,784
					Monthly
CMBX NA BB.11 Index	(217,562)	3,013,000	1,072,025	11/18/54	(500 bp) —	851,534
					Monthly
CMBX NA BB.11 Index	(173,870)	1,342,000	477,484	11/18/54	(500 bp) —	302,309
					Monthly
CMBX NA BB.11 Index	(59,602)	867,000	308,479	11/18/54	(500 bp) —	248,034
					Monthly
CMBX NA BB.11 Index	(24,952)	481,000	171,140	11/18/54	(500 bp) —	145,720
					Monthly
CMBX NA BB.11 Index	(24,535)	481,000	171,140	11/18/54	(500 bp) —	146,137
					Monthly
CMBX NA BB.11 Index	(43,360)	460,000	163,668	11/18/54	(500 bp) —	119,860
					Monthly

Income Fund 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.12 Index	$(92,173)	$1,074,000	$360,542	8/17/61	(500 bp) —	$267,325
					Monthly
CMBX NA BB.12 Index	(279,923)	858,000	288,031	8/17/61	(500 bp) —	7,512
					Monthly
CMBX NA BB.8 Index	(163,027)	1,313,000	659,651	10/17/57	(500 bp) —	495,348
					Monthly
CMBX NA BB.8 Index	(63,214)	360,000	180,864	10/17/57	(500 bp) —	117,300
					Monthly
CMBX NA BB.9 Index	(140,395)	2,176,000	964,621	9/17/58	(500 bp) —	822,110
					Monthly
CMBX NA BB.9 Index	(61,874)	959,000	425,125	9/17/58	(500 bp) —	362,318
					Monthly
CMBX NA BB.9 Index	(7,939)	219,000	97,083	9/17/58	(500 bp) —	88,931
					Monthly
CMBX NA BBB– .10 Index	(955,214)	4,115,000	947,685	11/17/59	(300 bp) —	(9,930)
					Monthly
CMBX NA BBB– .10 Index	(672,541)	2,819,000	649,216	11/17/59	(300 bp) —	(24,970)
					Monthly
CMBX NA BBB– .10 Index	(474,999)	2,176,000	501,133	11/17/59	(300 bp) —	24,864
					Monthly
CMBX NA BBB– .10 Index	(442,014)	2,031,000	467,739	11/17/59	(300 bp) —	24,540
					Monthly
CMBX NA BBB– .10 Index	(311,275)	1,265,000	291,330	11/17/59	(300 bp) —	(20,684)
					Monthly
CMBX NA BBB– .12 Index	(231,825)	1,137,000	240,362	8/17/61	(300 bp) —	7,873
					Monthly
CMBX NA BBB– .12 Index	(120,943)	536,000	113,310	8/17/61	(300 bp) —	(7,946)
					Monthly
CMBX NA BBB– .12 Index	(92,975)	456,000	96,398	8/17/61	(300 bp) —	3,158
					Monthly
CMBX NA BBB–.10 Index	(1,354,361)	4,546,000	1,046,944	11/17/59	(300 bp) —	(310,069)
					Monthly
CMBX NA BBB–.11 Index	(813,301)	2,541,000	522,176	11/18/54	(300 bp) —	(292,607)
					Monthly
CMBX NA BBB–.11 Index	(758,747)	2,313,000	475,322	11/18/54	(300 bp) —	(284,775)
					Monthly
CMBX NA BBB–.11 Index	(494,132)	1,511,000	310,511	11/18/54	(300 bp) —	(184,503)
					Monthly
CMBX NA BBB–.11 Index	(182,949)	1,243,000	255,437	11/18/54	(300 bp) —	71,763
					Monthly
CMBX NA BBB–.11 Index	(182,949)	1,243,000	255,437	11/18/54	(300 bp) —	71,763
					Monthly
CMBX NA BBB–.11 Index	(377,063)	1,154,000	237,147	11/18/54	(300 bp) —	(140,589)
					Monthly
CMBX NA BBB–.11 Index	(207,932)	1,034,000	212,487	11/18/54	(300 bp) —	3,952
					Monthly

80 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.11 Index	$(322,138)	$1,005,000	$206,528	11/18/54	(300 bp) —	$(116,197)
					Monthly
CMBX NA BBB–.12 Index	(1,218,586)	3,567,000	754,064	8/17/61	(300 bp) —	(466,603)
					Monthly
CMBX NA BBB–.12 Index	(882,145)	2,640,000	558,096	8/17/61	(300 bp) —	(325,589)
					Monthly
CMBX NA BBB–.12 Index	(912,432)	2,625,000	554,925	8/17/61	(300 bp) —	(359,038)
					Monthly
CMBX NA BBB–.12 Index	(702,727)	2,228,000	470,999	8/17/61	(300 bp) —	(233,028)
					Monthly
CMBX NA BBB–.12 Index	(369,572)	2,182,000	461,275	8/17/61	(300 bp) —	90,430
					Monthly
CMBX NA BBB–.12 Index	(306,306)	1,610,000	340,354	8/17/61	(300 bp) —	33,109
					Monthly
CMBX NA BBB–.12 Index	(530,073)	1,508,000	318,791	8/17/61	(300 bp) —	(212,162)
					Monthly
CMBX NA BBB–.12 Index	(531,442)	1,508,000	318,791	8/17/61	(300 bp) —	(213,530)
					Monthly
CMBX NA BBB–.12 Index	(335,687)	1,005,000	212,457	8/17/61	(300 bp) —	(123,816)
					Monthly
CMBX NA BBB–.7 Index	(105,219)	481,000	120,058	1/17/47	(300 bp) —	14,558
					Monthly
CMBX NA BBB–.9 Index	(229,730)	971,000	251,780	9/17/58	(300 bp) —	21,484
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(123,951)	929,000	419,444	11/17/59	(500 bp) —	294,590
					Monthly
CMBX NA BB.10 Index	(110,117)	926,000	418,089	11/17/59	(500 bp) —	307,071
					Monthly
CMBX NA BB.10 Index	(60,658)	488,000	220,332	11/17/59	(500 bp) —	159,200
					Monthly
CMBX NA BB.7 Index	(173,028)	938,000	417,973	1/17/47	(500 bp) —	244,032
					Monthly
CMBX NA BB.7 Index	(140,307)	853,000	380,097	1/17/47	(500 bp) —	238,960
					Monthly
CMBX NA BB.7 Index	(11,314)	641,000	321,526	5/11/63	(500 bp) —	309,588
					Monthly
CMBX NA BB.8 Index	(115,646)	660,000	331,584	10/17/57	(500 bp) —	215,296
					Monthly
CMBX NA BB.9 Index	(343,546)	3,427,000	1,519,189	9/17/58	(500 bp) —	1,172,311
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(175,691)	1,161,000	517,342	1/17/47	(500 bp) —	340,522
					Monthly
CMBX NA BB.12 Index	(393,614)	1,075,000	360,878	8/17/61	(500 bp) —	(33,781)
					Monthly

Income Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(691,993)	$3,408,000	$1,518,605	1/17/47	(500 bp) —	$823,298
					Monthly
CMBX NA BB.7 Index	(173,838)	1,061,000	472,782	1/17/47	(500 bp) —	297,912
					Monthly
CMBX NA BB.7 Index	(42,606)	252,000	112,291	1/17/47	(500 bp) —	69,440
					Monthly
CMBX NA BB.8 Index	(85,652)	756,000	379,814	10/17/57	(500 bp) —	293,428
					Monthly
CMBX NA BB.9 Index	(136,116)	1,263,000	559,888	9/17/58	(500 bp) —	422,544
					Monthly
CMBX NA BB.9 Index	(82,025)	786,000	348,434	9/17/58	(500 bp) —	265,645
					Monthly
CMBX NA BB.9 Index	(79,792)	663,000	293,908	9/17/58	(500 bp) —	213,471
					Monthly
CMBX NA BB.9 Index	(78,897)	663,000	293,908	9/17/58	(500 bp) —	214,367
					Monthly
CMBX NA BB.9 Index	(18,719)	482,000	213,671	9/17/58	(500 bp) —	194,483
					Monthly
CMBX NA BBB– .10 Index	(209,317)	957,000	220,397	11/17/59	(300 bp) —	10,522
					Monthly
CMBX NA BBB– .12 Index	(186,571)	957,000	202,310	8/17/61	(300 bp) —	15,181
					Monthly
CMBX NA BBB–.11 Index	(311)	2,000	411	11/18/54	(300 bp) —	98
					Monthly
CMBX NA BBB–.12 Index	(702,793)	2,081,000	439,923	8/17/61	(300 bp) —	(264,083)
					Monthly
JPMorgan Securities LLC
CMBX NA A.7 Index	(61,347)	2,910,000	315,444	1/17/47	(200 bp) —	252,965
					Monthly
CMBX NA BB.11 Index	(8,236,421)	15,102,000	5,373,292	11/18/54	(500 bp) —	(2,877,812)
					Monthly
CMBX NA BB.11 Index	(490,603)	953,000	478,025	5/11/63	(500 bp) —	(13,505)
					Monthly
CMBX NA BB.12 Index	(990,786)	1,804,000	605,603	8/17/61	(500 bp) —	(386,937)
					Monthly
CMBX NA BB.17 Index	(157,669)	322,000	143,483	1/17/47	(500 bp) —	(14,499)
					Monthly
CMBX NA BB.8 Index	(911,950)	1,840,000	924,416	10/17/57	(500 bp) —	10,677
					Monthly
CMBX NA BB.9 Index	(485,308)	982,000	435,321	9/17/58	(500 bp) —	(50,942)
					Monthly
CMBX NA BBB– .12 Index	(283,363)	1,222,000	258,331	8/17/61	(300 bp) —	(25,745)
					Monthly
CMBX NA BBB– .12 Index	(215,310)	1,056,000	223,238	8/17/61	(300 bp) —	7,312
					Monthly
CMBX NA BBB–.10 Index	(789,914)	2,804,000	645,761	11/17/59	(300 bp) —	(145,788)
					Monthly

82 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.10 Index	$(443,013)	$1,487,000	$342,456	11/17/59	(300 bp) —	$(101,424)
					Monthly
CMBX NA BBB–.11 Index	(730,141)	3,622,000	744,321	11/18/54	(300 bp) —	12,068
					Monthly
CMBX NA BBB–.11 Index	(788,230)	2,445,000	502,448	11/18/54	(300 bp) —	(287,209)
					Monthly
CMBX NA BBB–.11 Index	(765,011)	2,434,000	500,187	11/18/54	(300 bp) —	(266,243)
					Monthly
CMBX NA BBB–.11 Index	(383,134)	1,219,000	250,505	11/18/54	(300 bp) —	(133,340)
					Monthly
CMBX NA BBB–.11 Index	(382,598)	1,219,000	250,505	11/18/54	(300 bp) —	(132,804)
					Monthly
CMBX NA BBB–.12 Index	(466,846)	1,407,000	297,440	8/17/61	(300 bp) —	(170,227)
					Monthly
CMBX NA BBB–.12 Index	(306,975)	879,000	185,821	8/17/61	(300 bp) —	(121,668)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(50,925)	895,000	404,093	11/17/59	(500 bp) —	352,297
					Monthly
CMBX NA BB.11 Index	(1,546,956)	3,130,000	1,113,654	11/18/54	(500 bp) —	(436,345)
					Monthly
CMBX NA BB.9 Index	(354,782)	9,107,000	4,037,133	9/17/58	(500 bp) —	3,673,497
					Monthly
CMBX NA BBB– .10 Index	(419,041)	1,934,000	445,400	11/17/59	(300 bp) —	25,231
					Monthly
CMBX NA BBB–.7 Index	(69,410)	847,000	211,411	1/17/47	(300 bp) —	141,507
					Monthly
CMBX NA BBB–.9 Index	(110,408)	596,000	154,543	9/17/58	(300 bp) —	43,787
					Monthly
CMBX NA BBB–.9 Index	(51,684)	279,000	72,345	9/17/58	(300 bp) —	20,498
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(148,658)	1,459,000	364,166	1/17/47	(300 bp) —	214,658
					Monthly
CMBX NA BB.10 Index	(46,985)	448,000	202,272	11/17/59	(500 bp) —	154,852
					Monthly
CMBX NA BB.11 Index	(246,500)	2,510,000	893,058	11/18/54	(500 bp) —	644,117
					Monthly
CMBX NA BB.11 Index	(21,822)	229,000	81,478	11/18/54	(500 bp) —	59,433
					Monthly
CMBX NA BB.11 Index	(14,446)	148,000	52,658	11/18/54	(500 bp) —	38,068
					Monthly
CMBX NA BB.12 Index	(94,662)	1,324,000	444,467	8/17/61	(500 bp) —	348,518
					Monthly
CMBX NA BB.12 Index	(544,200)	907,000	304,480	8/17/61	(500 bp) —	(240,602)
					Monthly

Income Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.12 Index	$(61,870)	$877,000	$294,409	8/17/61	(500 bp) —	$231,686
					Monthly
CMBX NA BB.12 Index	(59,946)	821,000	275,610	8/17/61	(500 bp) —	214,865
					Monthly
CMBX NA BB.12 Index	(30,303)	371,000	124,545	9/17/58	(500 bp) —	93,881
					Monthly
CMBX NA BB.8 Index	(520,083)	1,052,000	528,525	10/17/57	(500 bp) —	7,420
					Monthly
CMBX NA BB.9 Index	(161,020)	1,328,000	588,702	9/17/58	(500 bp) —	426,391
					Monthly
CMBX NA BB.9 Index	(52,192)	1,053,000	466,795	9/17/58	(500 bp) —	413,580
					Monthly
CMBX NA BB.9 Index	(63,213)	719,000	318,733	9/17/58	(500 bp) —	254,820
					Monthly
CMBX NA BB.9 Index	(80,510)	664,000	294,351	9/17/58	(500 bp) —	213,196
					Monthly
CMBX NA BB.9 Index	(35,981)	585,000	259,331	9/17/58	(500 bp) —	222,781
					Monthly
CMBX NA BB.9 Index	(35,566)	585,000	259,331	9/17/58	(500 bp) —	223,196
					Monthly
CMBX NA BB.9 Index	(25,667)	417,000	184,856	9/17/58	(500 bp) —	158,783
					Monthly
CMBX NA BB.9 Index	(11,194)	149,000	66,052	9/17/58	(500 bp) —	54,712
					Monthly
CMBX NA BB.9 Index	(13,649)	148,000	65,608	9/17/58	(500 bp) —	51,816
					Monthly
CMBX NA BB.9 Index	(6,858)	127,000	56,299	9/17/58	(500 bp) —	49,318
					Monthly
CMBX NA BB.9 Index	(938)	24,000	10,639	9/17/58	(500 bp) —	9,678
					Monthly
CMBX NA BBB– .10 Index	(586,807)	2,407,000	554,332	11/17/59	(300 bp) —	(33,879)
					Monthly
CMBX NA BBB– .10 Index	(481,301)	2,035,000	468,661	11/17/59	(300 bp) —	(13,828)
					Monthly
CMBX NA BBB– .10 Index	(234,007)	1,072,000	246,882	11/17/59	(300 bp) —	12,249
					Monthly
CMBX NA BBB– .10 Index	(231,661)	1,009,000	232,373	11/17/59	(300 bp) —	123
					Monthly
CMBX NA BBB– .10 Index	(79,574)	367,000	84,520	11/17/59	(300 bp) —	4,732
					Monthly
CMBX NA BBB– .10 Index	(70,063)	324,000	74,617	11/17/59	(300 bp) —	4,365
					Monthly
CMBX NA BBB– .12 Index	(334,152)	1,614,000	341,200	8/17/61	(300 bp) —	6,106
					Monthly
CMBX NA BBB– .12 Index	(237,442)	1,045,000	220,913	8/17/61	(300 bp) —	(17,138)
					Monthly

84 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB– .12 Index	$(168,400)	$807,000	$170,600	8/17/61	(300 bp) —	$1,729
					Monthly
CMBX NA BBB– .12 Index	(168,400)	807,000	170,600	8/17/61	(300 bp) —	1,729
					Monthly
CMBX NA BBB–.11 Index	(783,854)	2,449,000	503,270	11/18/54	(300 bp) —	(282,013)
					Monthly
CMBX NA BBB–.11 Index	(783,854)	2,449,000	503,270	11/18/54	(300 bp) —	(282,013)
					Monthly
CMBX NA BBB–.11 Index	(770,352)	2,434,000	500,187	11/18/54	(300 bp) —	(271,584)
					Monthly
CMBX NA BBB–.11 Index	(705,970)	2,235,000	459,293	11/18/54	(300 bp) —	(247,981)
					Monthly
CMBX NA BBB–.11 Index	(380,449)	1,219,000	250,505	11/18/54	(300 bp) —	(130,656)
					Monthly
CMBX NA BBB–.11 Index	(157,554)	1,001,000	205,706	11/18/54	(300 bp) —	47,567
					Monthly
CMBX NA BBB–.11 Index	(125,684)	625,000	128,438	11/18/54	(300 bp) —	2,389
					Monthly
CMBX NA BBB–.12 Index	(405,119)	1,219,000	257,697	8/17/61	(300 bp) —	(148,133)
					Monthly
CMBX NA BBB–.12 Index	(244,664)	1,188,000	251,143	8/17/61	(300 bp) —	5,787
					Monthly
CMBX NA BBB–.12 Index	(200,266)	1,064,000	224,930	8/17/61	(300 bp) —	24,043
					Monthly
CMBX NA BBB–.7 Index	(8,255)	130,000	32,448	1/17/47	(300 bp) —	24,112
					Monthly
Upfront premium received	—	Unrealized appreciation				19,501,090
Upfront premium (paid)	(48,622,500)	Unrealized (depreciation)				(10,456,215)
Total	$(48,622,500)	Total				$9,044,875

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Income Fund 85

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$120,733,109	$—
Corporate bonds and notes	—	1,040,094,878	—
Mortgage-backed securities	—	1,421,815,736	—
Municipal bonds and notes	—	3,538,469	—
Purchased options outstanding	—	8,868,644	—
Purchased swap options outstanding	—	50,565,281	—
U.S. government and agency mortgage obligations	—	3,999,662,492	—
Short-term investments	363,687,973	941,482,344	—
Totals by level	$363,687,973	$7,586,760,953	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(11,969,710)	$—	$—
Written options outstanding	—	(7,017,272)	—
Written swap options outstanding	—	(63,416,427)	—
Forward premium swap option contracts	—	2,731,256	—
TBA sale commitments	—	(2,278,046,400)	—
Interest rate swap contracts	—	(9,050,278)	—
Total return swap contracts	—	(2,213)	—
Credit default contracts	—	(149,366,952)	—
Totals by level	$(11,969,710)	$(2,504,168,286)	$—

The accompanying notes are an integral part of these financial statements.

86 Income Fund

Statement of assets and liabilities 10/31/20

ASSETS
Investment in securities, at value (Notes 1 and 10):
Unaffiliated issuers (identified cost $7,568,923,448)	$7,599,813,953
Affiliated issuers (identified cost $350,634,973) (Notes 1 and 5)	350,634,973
Cash	168,139
Interest and other receivables	25,533,266
Receivable for shares of the fund sold	27,208,549
Receivable for investments sold	986,504
Receivable for sales of TBA securities (Note 1)	1,011,753,817
Receivable for variation margin on centrally cleared swap contracts (Note 1)	3,874,457
Unrealized appreciation on forward premium swap option contracts (Note 1)	66,949,766
Unrealized appreciation on OTC swap contracts (Note 1)	23,702,953
Premium paid on OTC swap contracts (Note 1)	48,811,057
Prepaid assets	158,553
Total assets	9,159,595,987

LIABILITIES
Payable for investments purchased	12,880,628
Payable for purchases of delayed delivery securities (Note 1)	1,067,323
Payable for purchases of TBA securities (Note 1)	2,553,619,431
Payable for shares of the fund repurchased	22,499,035
Payable for compensation of Manager (Note 2)	267,886
Payable for custodian fees (Note 2)	156,316
Payable for investor servicing fees (Note 2)	915,689
Payable for Trustee compensation and expenses (Note 2)	427,036
Payable for administrative services (Note 2)	5,918
Payable for distribution fees (Note 2)	313,206
Payable for variation margin on futures contracts (Note 1)	1,372,553
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,310,261
Unrealized depreciation on OTC swap contracts (Note 1)	124,253,051
Premium received on OTC swap contracts (Note 1)	97,630,124
Unrealized depreciation on forward premium swap option contracts (Note 1)	64,218,510
Written options outstanding, at value (premiums $55,933,671) (Note 1)	70,433,699
TBA sale commitments, at value (proceeds receivable $2,279,149,531) (Note 1)	2,278,046,400
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 10)	13,053,000
Other accrued expenses	537,344
Total liabilities	5,244,007,410

Net assets	$3,915,588,577

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,850,291,547
Total distributable earnings (Note 1)	65,297,030
Total — Representing net assets applicable to capital shares outstanding	$3,915,588,577

(Continued on next page)

Income Fund 87

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($814,135,351 divided by 111,410,165 shares)	$7.31
Offering price per class A share (100/96.00 of $7.31)*	$7.61
Net asset value and offering price per class B share ($6,557,180 divided by 909,011 shares)**	$7.21
Net asset value and offering price per class C share ($120,340,400 divided by 16,636,701 shares)**	$7.23
Net asset value and redemption price per class M share
($60,661,475 divided by 8,568,700 shares)	$7.08
Offering price per class M share (100/96.75 of $7.08)†	$7.32
Net asset value, offering price and redemption price per class R share
($11,932,064 divided by 1,649,375 shares)	$7.23
Net asset value, offering price and redemption price per class R5 share
($5,408,202 divided by 731,501 shares)	$7.39
Net asset value, offering price and redemption price per class R6 share
($187,673,507 divided by 25,208,999 shares)	$7.44
Net asset value, offering price and redemption price per class Y share
($2,708,880,398 divided by 363,869,944 shares)	$7.44

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

88 Income Fund

Statement of operations Year ended 10/31/20

INVESTMENT INCOME
Interest (net of foreign tax of $56) (including interest income of $2,675,569 from investments
in affiliated issuers) (Note 5)	$94,999,161
Total investment income	94,999,161

EXPENSES
Compensation of Manager (Note 2)	12,807,529
Investor servicing fees (Note 2)	4,882,327
Custodian fees (Note 2)	191,138
Trustee compensation and expenses (Note 2)	141,442
Distribution fees (Note 2)	3,676,318
Administrative services (Note 2)	83,607
Other	1,225,382
Fees waived and reimbursed by Manager (Note 2)	(3,382,157)
Total expenses	19,625,586
Expense reduction (Note 2)	(13,154)
Net expenses	19,612,432

Net investment income	75,386,729

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	130,737,603
Net increase from payments by affiliates (Note 2)	5,035
Futures contracts (Note 1)	59,572,496
Swap contracts (Note 1)	(24,940,751)
Written options (Note 1)	37,145,204
Total net realized gain	202,519,587
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(12,316,839)
Futures contracts	(4,502,090)
Swap contracts	(100,140,040)
Written options	(16,362,690)
Total change in net unrealized depreciation	(133,321,659)

Net gain on investments	69,197,928

Net increase in net assets resulting from operations	$144,584,657

The accompanying notes are an integral part of these financial statements.

Income Fund 89

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/20	Year ended 10/31/19
Operations
Net investment income	$75,386,729	$63,443,423
Net realized gain on investments	202,519,587	62,404,282
Change in net unrealized appreciation (depreciation)
of investments	(133,321,659)	94,846,361
Net increase in net assets resulting from operations	144,584,657	220,694,066
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,188,775)	(22,060,173)
Class B	(39,474)	(294,273)
Class C	(337,639)	(3,042,470)
Class M	(499,186)	(2,485,867)
Class R	(84,362)	(406,780)
Class R5	(62,542)	(179,535)
Class R6	(1,569,637)	(4,132,528)
Class Y	(13,387,358)	(34,480,316)
Net realized short-term gain on investments
Class A	(17,340,465)	—
Class B	(156,556)	—
Class C	(2,642,363)	—
Class M	(1,362,747)	—
Class R	(259,583)	—
Class R5	(112,168)	—
Class R6	(3,715,126)	—
Class Y	(50,303,834)	—
From net realized long-term gain on investments
Class A	(6,050,702)	—
Class B	(73,680)	—
Class C	(1,030,496)	—
Class M	(533,426)	—
Class R	(97,366)	—
Class R5	(41,189)	—
Class R6	(1,083,349)	—
Class Y	(11,345,106)	—
Increase from capital share transactions (Note 4)	1,418,762,928	748,101,513
Total increase in net assets	1,445,030,456	901,713,637

NET ASSETS
Beginning of year	2,470,558,121	1,568,844,484
End of year	$3,915,588,577	$2,470,558,121

The accompanying notes are an integral part of these financial statements.

90 Income Fund

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Income Fund 91

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2020	$7.25	.16	.17	.33	(.06)	(.21)	(.27)	—	$7.31	4.80	$814,135	.74[e]	2.19[e]	1,025
October 31, 2019	6.69	.23	.57	.80	(.24)	—	(.24)	—	7.25	12.18	731,358.85		3.25	820
October 31, 2018	6.93	.27	(.27)	—[f]	(.24)	—	(.24)	—[g]	6.69	(.01)	599,510.87		4.01	825
October 31, 2017	6.89	.25	.03	.28	(.24)	—	(.24)	—	6.93	4.16	668,024.88		3.67	1,055
October 31, 2016	6.94	.24	(.08)	.16	(.21)	—	(.21)	—	6.89	2.33	829,643	.87[i]	3.45[i]	981
Class B
October 31, 2020	$7.16	.11	.16	.27	(.01)	(.21)	(.22)	—	$7.21	3.96	$6,557	1.49[e]	1.49[e]	1,025
October 31, 2019	6.61	.17	.57	.74	(.19)	—	(.19)	—	7.16	11.34	9,471	1.60	2.55	820
October 31, 2018	6.85	.22	(.27)	(.05)	(.19)	—	(.19)	—[g]	6.61	(.74)	12,173	1.62	3.24	825
October 31, 2017	6.82	.20	.02	.22	(.19)	—	(.19)	—	6.85	3.30	19,402	1.63	2.92	1,055
October 31, 2016	6.87	.18	(.07)	.11	(.16)	—	(.16)	—	6.82	1.59	24,859	1.62[i]	2.70[i]	981
Class C
October 31, 2020	$7.18	.10	.17	.27	(.01)	(.21)	(.22)	—	$7.23	3.95	$120,340	1.49[e]	1.46[e]	1,025
October 31, 2019	6.63	.17	.57	.74	(.19)	—	(.19)	—	7.18	11.31	125,300	1.60	2.50	820
October 31, 2018	6.87	.22	(.27)	(.05)	(.19)	—	(.19)	—[g]	6.63	(.75)	103,791	1.62	3.24	825
October 31, 2017	6.84	.20	.02	.22	(.19)	—	(.19)	—	6.87	3.28	131,467	1.63	2.92	1,055
October 31, 2016	6.88	.18	(.06)	.12	(.16)	—	(.16)	—	6.84	1.74	180,492	1.62[i]	2.70[i]	981
Class M
October 31, 2020	$7.03	.14	.17	.31	(.05)	(.21)	(.26)	—	$7.08	4.57	$60,661	.99[e]	1.97[e]	1,025
October 31, 2019	6.50	.20	.56	.76	(.23)	—	(.23)	—	7.03	11.85	76,324	1.10	3.01	820
October 31, 2018	6.74	.25	(.26)	(.01)	(.23)	—	(.23)	—[g]	6.50	(.20)	72,688	1.12	3.75	825
October 31, 2017	6.72	.23	.02	.25	(.23)	—	(.23)	—	6.74	3.77	79,485	1.13	3.42	1,055
October 31, 2016	6.77	.21	(.06)	.15	(.20)	—	(.20)	—	6.72	2.21	88,869	1.12[i]	3.20[i]	981
Class R
October 31, 2020	$7.18	.14	.17	.31	(.05)	(.21)	(.26)	—	$7.23	4.46	$11,932	.99[e]	1.95[e]	1,025
October 31, 2019	6.62	.21	.57	.78	(.22)	—	(.22)	—	7.18	12.04	12,699	1.10	3.02	820
October 31, 2018	6.86	.26	(.27)	(.01)	(.23)	—	(.23)	—[g]	6.62	(.22)	12,382	1.12	3.76	825
October 31, 2017	6.84	.23	.02	.25	(.23)	—	(.23)	—	6.86	3.66	15,675	1.13	3.43	1,055
October 31, 2016	6.88	.22	(.07)	.15	(.19)	—	(.19)	—	6.84	2.29	25,266	1.12[i]	3.21[i]	981
Class R5
October 31, 2020	$7.33	.18	.18	.36	(.09)	(.21)	(.30)	—	$7.39	5.09	$5,408	.45[e]	2.48[e]	1,025
October 31, 2019	6.77	.25	.57	.82	(.26)	—	(.26)	—	7.33	12.41	5,105.57		3.55	820
October 31, 2018	7.01	.30	(.28)	.02	(.26)	—	(.26)	—[g]	6.77	.33	5,149.58		4.29	825
October 31, 2017	6.97	.26[h]	.04	.30	(.26)	—	(.26)	—	7.01	4.45	3,510.58		3.81[h]	1,055
October 31, 2016	7.02	.26	(.08)	.18	(.23)	—	(.23)	—	6.97	2.66	5,069	.57[i]	3.76[i]	981

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Income Fund	Income Fund 93

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)[d]
Class R6
October 31, 2020	$7.38	.18	.18	.36	(.09)	(.21)	(.30)	—	$7.44	5.06	$187,674	.38[e]	2.51[e]	1,025
October 31, 2019	6.80	.25	.59	.84	(.26)	—	(.26)	—	7.38	12.65	129,746.50		3.57	820
October 31, 2018	7.04	.30	(.28)	.02	(.26)	—	(.26)	—[g]	6.80	.33	88,269.51		4.37	825
October 31, 2017	7.00	.28	.02	.30	(.26)	—	(.26)	—	7.04	4.45	73,329.51		4.05	1,055
October 31, 2016	7.04	.27	(.08)	.19	(.23)	—	(.23)	—	7.00	2.80	76,616	.50[i]	3.82[i]	981
Class Y
October 31, 2020	$7.38	.17	.18	.35	(.08)	(.21)	(.29)	—	$7.44	4.95	$2,708,880	.49[e]	2.36[e]	1,025
October 31, 2019	6.80	.24	.60	.84	(.26)	—	(.26)	—	7.38	12.51	1,380,554.60		3.42	820
October 31, 2018	7.03	.30	(.28)	.02	(.25)	—	(.25)	—[g]	6.80	.32	674,882.62		4.26	825
October 31, 2017	6.99	.27	.02	.29	(.25)	—	(.25)	—	7.03	4.30	574,349.63		3.92	1,055
October 31, 2016	7.03	.26	(.08)	.18	(.22)	—	(.22)	—	6.99	2.68	660,506	.62[i]	3.71[i]	981

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of 0.10% as a percentage of average net assets.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

h The net investment income and per share amount shown for the period ending October 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

i Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

94 Income Fund	Income Fund 95

Notes to financial statements 10/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2019 through October 31, 2020.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, all class M shares (excluding those purchased from Japanese distributors) were converted to class A shares and are no longer able to be purchased. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

96 Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $37,746,343 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

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Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

98 Income Fund

instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty

Income Fund 99

risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

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TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $171,252,279 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $171,247,160 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Income Fund 101

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from unrealized gains and losses on certain futures contracts, from net operating loss, from income on swap contracts, from interest-only securities and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $34,340,881 to increase undistributed net investment income and $34,340,881 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$337,696,921
Unrealized depreciation	(391,604,843)
Net unrealized depreciation	(53,907,922)
Undistributed long-term gain	6,592,240
Undistributed short-term gain	112,628,834
Cost for federal income tax purposes	$5,488,218,852

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.387% of the fund’s average net assets.

Effective February 28, 2020, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2022, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual

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rate of 0.33% (0.32% for the period December 1, 2019 through February 28, 2020) of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $3,382,157 as a result of these limits.

Putnam Management has also contractually agreed, through February 28, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $5,035 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,198,116	Class R5	6,309
Class B	12,210	Class R6	82,683
Class C	194,077	Class Y	3,273,293
Class M	96,984	Total	$4,882,327
Class R	18,655

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $13,154 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,696, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Income Fund 103

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,954,786
Class B	1.00%	1.00%	79,584
Class C	1.00%	1.00%	1,264,485
Class M	1.00%	0.50%	316,666
Class R	1.00%	0.50%	60,797
Total			$3,676,318

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $83,934 and $353 from the sale of class A and class M shares, respectively, and received $680 and $1,073 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $197 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$34,839,616,385	$32,812,534,026
U.S. government securities (Long-term)	—	—
Total	$34,839,616,385	$32,812,534,026

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

104 Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	40,358,589	$292,288,535	27,477,175	$193,100,229
Shares issued in connection with
reinvestment of distributions	3,689,928	26,450,519	2,817,970	19,589,658
	44,048,517	318,739,054	30,295,145	212,689,887
Shares repurchased	(33,553,294)	(240,791,158)	(19,044,003)	(132,180,779)
Net increase	10,495,223	$77,947,896	11,251,142	$80,509,108

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	142,243	$1,015,745	131,420	$906,368
Shares issued in connection with
reinvestment of distributions	34,851	246,229	39,030	267,323
	177,094	1,261,974	170,450	1,173,691
Shares repurchased	(591,177)	(4,214,238)	(689,333)	(4,738,449)
Net decrease	(414,083)	$(2,952,264)	(518,883)	$(3,564,758)

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	6,154,984	$44,164,580	6,027,050	$41,870,522
Shares issued in connection with
reinvestment of distributions	485,385	3,440,260	374,675	2,579,952
	6,640,369	47,604,840	6,401,725	44,450,474
Shares repurchased	(7,460,960)	(53,494,856)	(4,610,852)	(31,751,955)
Net increase (decrease)	(820,591)	$(5,890,016)	1,790,873	$12,698,519

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	30,645	$215,970	573,165	$3,911,071
Shares issued in connection with
reinvestment of distributions	4,082	28,694	47,120	318,014
	34,727	244,664	620,285	4,229,085
Shares repurchased	(2,320,386)	(16,330,063)	(953,051)	(6,437,060)
Net decrease	(2,285,659)	$(16,085,399)	(332,766)	$(2,207,975)

Income Fund 105

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	729,339	$5,211,229	618,718	$4,268,258
Shares issued in connection with
reinvestment of distributions	58,449	414,523	51,430	354,081
	787,788	5,625,752	670,148	4,622,339
Shares repurchased	(907,590)	(6,474,530)	(770,910)	(5,328,052)
Net decrease	(119,802)	$(848,778)	(100,762)	$(705,713)

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	113,027	$830,717	74,562	$529,824
Shares issued in connection with
reinvestment of distributions	29,754	215,899	25,549	179,535
	142,781	1,046,616	100,111	709,359
Shares repurchased	(107,529)	(784,333)	(164,913)	(1,134,064)
Net increase (decrease)	35,252	$262,283	(64,802)	$(424,705)

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	15,465,729	$113,765,129	10,004,630	$71,166,951
Shares issued in connection with
reinvestment of distributions	816,145	5,962,254	570,256	4,038,718
	16,281,874	119,727,383	10,574,886	75,205,669
Shares repurchased	(8,663,015)	(63,669,790)	(5,966,767)	(42,729,604)
Net increase	7,618,859	$56,057,593	4,608,119	$32,476,065

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	304,936,941	$2,246,954,376	132,595,489	$946,568,430
Shares issued in connection with
reinvestment of distributions	8,628,203	63,082,424	3,931,234	27,961,971
	313,565,144	2,310,036,800	136,526,723	974,530,401
Shares repurchased	(136,843,174)	(999,765,187)	(48,640,018)	(345,209,429)
Net increase	176,721,970	$1,310,271,613	87,886,705	$629,320,972

106 Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/19	cost	proceeds	income	of 10/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$257,739,729	$207,439,321	$114,544,077	$2,675,569	$350,634,973
Total Short-term
investments	$257,739,729	$207,439,321	$114,544,077	$2,675,569	$350,634,973

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Income Fund 107

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,548,200,000
Purchased swap option contracts (contract amount)	$3,872,200,000
Written TBA commitment option contracts (contract amount)	$1,631,000,000
Written swap option contracts (contract amount)	$2,505,900,000
Futures contracts (number of contracts)	9,000
OTC interest rate swap contracts (notional)	$—*
Centrally cleared interest rate swap contracts (notional)	$4,344,200,000
OTC total return swap contracts (notional)	$105,000,000
OTC credit default contracts (notional)	$833,900,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$57,667,614	Payables	$207,034,327
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	152,584,211*	Unrealized depreciation	181,875,169*
Total		$210,251,825		$388,909,496

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$8,026,104	$8,026,104
Interest rate contracts	158,584,033	59,572,496	(32,966,855)	$185,189,674
Total	$158,584,033	$59,572,496	$(24,940,751)	$193,215,778

108 Income Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(108,198,931)	$(108,198,931)
Interest rate contracts	(16,801,406)	(4,502,090)	8,058,891	$(13,244,605)
Total	$(16,801,406)	$(4,502,090)	$(100,140,040)	$(121,443,536)

Note 8: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

In March 2020, FASB issued ASU 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Note 9: Change in independent accountants (unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

Income Fund 109

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche BankAG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities, LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Assets:
Centrally cleared interest rate swap
contracts§	$—	$ —	$ 3,874,457	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 3,874,457
OTC Total return swap contracts*#	967	136,213	—	—	11,857	—	58,879	—	44,251	—	27,892	—	239	—	—	—	—	280,298
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	16,872,638	4,019,615	—	5,920,982	—	12,443,498	6,423,678	11,986,964	—	—	—	—	57,667,375
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap option contracts#	15,101,964	—	—	—	1,379,795	—	—	—	1,776,154	23,609,563	—	—	12,896,116	—	—	4,173,045	8,013,129	66,949,766
Purchased swap options**#	3,005,465	—	—	—	6,708,198	—	—	2,995,650	1,460,172	2,785,379	—	—	31,639,243	1,495,800	475,374	—	—	50,565,281
Purchased options**#	—	—	—	—	—	—	—	—	—	8,868,644	—	—	—	—	—	—	—	8,868,644
Repurchase agreements**	—	—	—	—	—	—	—	—	—	—	37,006,000	—	—	—	—	—	—	37,006,000
Total Assets	$18,108,396	$136,213	$3,874,457	$—	$8,099,850	$16,872,638	$4,078,494	$2,995,650	$9,201,559	$35,263,586	$49,477,390	$6,423,678	$56,522,562	$1,495,800	$475,374	$4,173,045	$8,013,129	$225,211,821
Liabilities:
Centrally cleared interest rate swap
contracts§	—	—	2,310,261	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,310,261
OTC Total return swap contracts*#	2,095	180,519	—	—	—	—	10,127	—	54,186	4,061	31,523	—	—	—	—	—	—	282,511
OTC Credit default contracts —
protection sold*#	781,615	—	—	—	—	64,004,040	20,359,546	—	23,686,244	—	44,048,470	15,802,495	38,351,917	—	—	—	—	207,034,327
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	1,372,553	—	—	—	—	—	—	1,372,553
Forward premium swap option contracts#	23,229,212	—	—	—	1,323,030	—	—	—	2,171,097	17,513,776	—	—	12,063,093	—	—	5,049,864	2,868,438	64,218,510
Written swap options#	3,087,690	—	—	—	8,870,167	—	—	—	16,216,252	5,533,561	—	—	25,672,456	—	1,321,192	1,498,648	1,216,461	63,416,427
Written options#	—	—	—	—	—	—	—	—	—	7,017,272	—	—	—	—	—	—	—	7,017,272
Total Liabilities	$27,100,612	$180,519	$2,310,261	$—	$10,193,197	$64,004,040	$20,369,673	$—	$42,127,779	$30,068,670	$45,452,546	$15,802,495	$76,087,466	$—	$1,321,192	$6,548,512	$4,084,899	$345,651,861
Total Financial and Derivative
Net Assets	$(8,992,216)	$(44,306)	$1,564,196	$—	$(2,093,347)	$(47,131,402)	$(16,291,179)	$2,995,650	$(32,926,220)	$5,194,916	$4,024,844	$(9,378,817)	$(19,564,904)	$1,495,800	$(845,818)	$(2,375,467)	$3,928,230	$(120,440,040)
Total collateral received (pledged)†##	$(8,992,216)	$—	$—	$—	$(2,093,347)	$(47,131,402)	$(16,291,179)	$2,995,650	$(32,926,220)	$4,082,000	$4,024,844	$(9,351,695)	$(18,620,549)	$1,495,800	$(845,818)	$(2,375,467)	$3,928,230
Net amount	$—	$(44,306)	$1,564,196	$—	$—	$—	$—	$—	$—	$1,112,916	$—	$(27,122)	$(944,355)	$—	$—	$—	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$291,000	$—	$—	$—	$3,040,000	$—	$4,082,000	$—	$—	$—	$1,510,000	$—	$—	$4,130,000	$13,053,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$37,746,343	$—	$—	$—	$—	$—	$—	$37,746,343
Collateral (pledged) (including TBA
commitments)**	$(9,033,097)	$—	$—	$—	$(2,180,436)	$(47,745,272)	$(16,338,479)	$—	$(33,384,773)	$—	$(31,435,833)	$(9,351,695)	$(18,620,549)	$—	$(866,914)	$(2,532,991)	$—	$(171,490,039)

110 Income Fund	Income Fund 111

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $17,118,225 and $49,286,942, respectively.

112 Income Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $7,355,803 as a capital gain dividend with respect to the taxable year ended October 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $67,481,770 of distributions paid as qualifying to be taxed as interest-related dividends, and $12,572,262 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

Income Fund 113

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

114 Income Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Income Fund 115

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

116 Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
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AN035 323547 12/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2020	$146,605	$ —	$10,810	$ —
October 31, 2019	$146,698	$ —	$7,555	$ —

For the fiscal years ended October 31, 2020 and October 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $356,652 and $7,555 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2020	$ —	$345,842	$ —	$ —
October 31, 2019	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2020